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                                                                         [LOGO]



LICENSE AND SERVICE AGREEMENT


This LICENSE AND SERVICE AGREEMENT numbered 3810165 is entered into as of the Effective Date below by and between



    FISERV SOLUTIONS, INC.


a Corporation whose registered office is located at


    2601 TECHNOLOGY DRIVE
    ORLANDO, FL 32804



(hereinafter called 'Company') and

    CENTRAL PACIFIC BANK


whose registered office is located at


    220 SOUTH KING STREET
    HONOLULU, HAWAII 96813

(hereinafter called 'Client')






This Agreement shall be construed and enforced under the laws of the State of Hawaii.

Effective Date: July 30, 1997
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WITNESSETH:

WHEREAS, Company is the licensor of the Software System (as hereinafter defined), and

WHEREAS, Client wishes to install and Use (as hereinafter defined), the Software System in Client's premises.

NOW, THEREFORE, the parties hereto agree from the Effective Date as follows:

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1.   DEFINITIONS

     The following are the definitions of various terms used in this Agreement:

1.1 'Accounts' means the total number of individually designated accounts processed by the Transaction, Time, and Loan subsystem of the Software System.

1.2 'Basic Maintenance Services' means services to correct a Nonconformity or Major Nonconformity in the original, unmodified Software System. Basic Maintenance Services are available only with respect to the current and last prior release of the Software System.

1.3 'Business Requirements' means the description of the Client's business needs and the functionality required.

1.4 'Client Confidential Information' means any confidential information concerning Client's business, that is labeled as such and all data pertaining to Client's customers.

1.5 'Computer System' means that dedicated computer machinery and manufacturer-supplied software identified on Schedule 2. Client shall have sole responsibility to own or lease, unpack, plan, install, test, and maintain the equipment according to any and all applicable building or electrical codes, regulations or requirements, as well as the manufacturer and Company recommendations.

1.6 'Effective Date' means the date identified as such in this Agreement as the date upon which this Agreement shall commence.

1.7 'Enhancements' means modifications made to the Software System which add program features or functions not originally within the Software System and which are generally provided upon payment of additional License Fees. Company reserves the right to define which changes are upgrades or separately priced enhancements.

1.8 'Functional Specifications' means the description of the detailed functionality changes to product, account and customer level processing.

1.9  'Location' means only those premises identified on Schedule 1.

1.10 'Maintenance Fee' means that fee for the time being in effect for the provision of the Maintenance Services hereunder.

1.11 'Nonconformity' means a failure of the Software System to accurately process Client's data or to perform functions described in Company's documentation.

     (i) Level One: A Major Nonconformity which renders the Software System inoperative.

     (ii) Level Two: Any nonconformity which significantly degrades the performance of the Software System or which affects regulatory compliance, including, but not limited to, the calculation of interest, fees and balances, and errors affecting the accuracy of customer statements.

     (iii) Level Three: A nonconformity which has a significant impact on the Client's ability to perform its normal business functions and for which no circumvent procedure is available.

     (iv) Level Four: A nonconformity which negatively impacts the ability of the Client to perform its normal business functions but for which there is a relative cost effective circumvent procedure available.

     (v) Level Five: A nonconformity which does not fit into any of the above categories.

1.12 'Professional Service Fees' means the greater of the sums of amounts derived by multiplying either the minimum number of days specified on Schedule(s) 1 or the number of days or fractions of days worked within each grade by the daily fee rate as defined on the Schedule(s) 1. Additional fees may be raised in respect of hours worked outside these at the request of Client at the rates previously agreed in writing by Client.

1.13 'Software System' means the standard, unmodified computer programs in object code, unless otherwise specified on Schedule 1, and procedure statements in machine readable form, together with one set of Company standard documentation as listed on Schedule 1. The Software System does not include separate, independent, and stand-alone modules or subsystems which Client has developed and maintained without Company's assistance.

1.14 'Special Maintenance Services' means any other services as specified on
     Schedule 1.

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1.15 'Specification Nonconformity' means a failure of the modified Software
     System to operate in accordance with the Functional Specifications.

1.16 'Taxes' means all sales, use, excise, value added, and other taxes and duties however designated which are levied by any taxing authority having jurisdiction over the Location. Taxes shall not include any levies by any taxing authority which are based upon the net income of Company.

1.17 'Third Party' means any party other than Company's employees or subcontractors and Client.

1.18 'Total License Fee' means the total sum specified as such on Schedule 1 for standard, unmodified modules of the Software System. Any fees for modifications, enhancements, upgrades, or additions to the Software System are excluded from this Agreement unless otherwise specified.

1.19 'Upgrades' means changes made to maintain compatibility with new system software releases or to improve upon previously existing features and operations with the Software System. This primarily includes program fixes to the existing Software System.

1.20 'Use' means copying or loading any portion of the Software System from storage units or media into any equipment for the processing of data by the Software System once so loaded, or the operation of any procedure or machine instruction utilizing any portion of either the computer program or instructional material supplied with the Software System. Use is deemed to occur at the location where any of the above processes happen. Use is limited to type of operations described in Company documentation solely to process Client's own work and that of majority-owned financial institutions. Use specifically excludes any service bureau or time-share services to minority-owned or unaffiliated third parties without prior written consent by Company and payment by Client of additional fees in accordance with mutually agreed terms.

1.21 'Workday' means Company's working day for the purposes of this Agreement, as specified on Schedule 1.

2.   LICENSE TO USE THE SOFTWARE SYSTEM

2.1 Company agrees to furnish the Software System to Client and does hereby grant to Client a non-exclusive, nontransferable License to Use the Software System at the Location to process the designated number of Accounts as specified on Schedule 1.

2.2 Client may change the Location, without cost to Client, in the event Client transfers its data processing department to a new location within the same country as the Location. Client will provide Company with fifteen (15) days advance notice of any proposed transfer of operations.

2.3 The Company prohibits the copying of any portions of the Software System except that Client may copy reasonable quantities of any standard end user documentation; and may copy machine language code, in whole or in part, in reasonable quantities, in printed or electronic form, for use by Client at the Location for archive, back-up or emergency restart purposes, or to replace copy made on defective media. The original, and any copies of the Software System, or any part thereof, shall be the property of Company.

2.4 Client shall maintain any such copies and the original at the Location and one Client archive site in the same country as the Location, which site is specified on Schedule 1. Client may transport or transmit a copy of the Software System from the Location or the Archive Site to another location in the same country as the Location for back-up use when required by Computer System malfunction, provided that the copy or original is destroyed or returned to the Location or Archive Site when the malfunction is corrected. Client shall reproduce and include Company's copyright and other proprietary notices on all copies, in whole or in part, in any form, of the Software System made in accordance with this Section.

2.5 Company grants to Client the right to Use any modifications furnished or authorized by Company pursuant to a separate written agreement.

3.   PROFESSIONAL SERVICES TERMS

3.1 In consideration of the payment to Company by Client of the Fees and the cost of all items and services provided and any other expenses incurred by Company in connection with this Agreement, as defined on Schedule(s) 1, Company hereby agrees to provide personnel of the grades, and between the dates specified on Schedule(s) 1 to work on behalf of Client in accordance with the terms and conditions set out below.

3.2 All work which is to be performed by Company hereunder shall be based upon the preliminary Business Requirements listed on Schedule 3. Client shall utilize Schedule 3 to provide Company with all necessary information concerning its requirements for modifications to the Software System or other information requested by Company related to Company's performance of its obligations under this Agreement. Any estimates of costs and completion dates listed on the Schedules are referenced solely for the purpose of allowing Client to plan its budgets and schedules based upon the then available information.

3.3 Company shall provide a Preliminary Project Plan based upon the Business Requirements which shall be incorporated as Schedule 4 when appropriate.
     Schedule 4 shall contain a preliminary listing of the nature and timing of tasks for the project, some of which are to be performed by Company and some by

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     Client.  Company shall utilize reasonable efforts to meet the dates set forth in the Project Plan or any replacement thereof.

3.4 In the event that Company is to provide installation, conversion or training to Client for the Software System, the fees therefore shall be as specified on Schedule 4. The nature and timing of any installation, conversion and training shall be as specified in the Project Plan mutually agreed upon by the parties.

3.5 In the event that Company is to provide modifications to the Software System, the modifications shall be based upon specifications created by Company and approved by Client as provided below:

     (i) During the phase referred to on the Project Plan as "Functional Specifications", Company may develop Functional Specifications based upon the descriptions contained on Schedule 3 for Client's written approval. Company shall not be obligated to perform any further development work until Specifications have been accepted in writing by Client which acceptance shall not be unreasonably withheld or unduly delayed.

     (ii) Modifications, changes, enhancements, conversions, upgrades or additions to the Software System beyond those stated in the Functional Specifications shall be added only upon mutual written agreement. In the event the parties agree to add any such items, the Project Plan shall automatically be modified to the extent necessary to allow for the implementation or provision of the items.

     (iii) The Project Plan shall also set forth the time period after the acceptance of the Functional Specifications within which Company shall prepare "Functional Specifications" including an acceptance test script for the adaptations described therein. After Client's written acceptance of the Functional Specifications, which acceptance shall not be unreasonably withheld or delayed, Company shall commence activities to modify the Software System for use by Client in accordance with the Project Plan.

     (iv) The Software System adaptations shall be deemed to have been accepted by Client either upon the completion of a formal Acceptance Test (as set forth in the test scripts) or 30 days after delivery of the modified Software System, whichever occurs first. Acceptance by Client will not be unreasonably withheld or unduly delayed. Client agrees promptly to notify Company in writing (and with reasonable particularity) upon conclusion of the Acceptance Test or earlier upon discovery of any Specification Nonconformities disclosed by such testing or use. Company shall correct any Specification Nonconformities disclosed by such testing without further charge to Client within a reasonable time of Client's notice.

3.6 The Professional Services Fees are based on a workday as defined on Schedule(s) 1. Additional Professional Services Fees may be raised in respect of hours worked outside these at the request of Client at the rates previously agreed in writing by Client.

3.7 If support is primarily required in part days, Company may notify Client that an hourly fee rate shall apply. The hourly rate will be calculated pro-rata of the stated daily rate unless otherwise agreed.

3.8 The daily rates quoted in the table will be valid for three months from the effective date listed on the relevant Schedule 1. Thereafter, they will be subject to change by Company on one-month's notice.

4.   MAINTENANCE SERVICES TERMS

4.1 In consideration of the payment to Company by Client of the Maintenance Fee, Company agrees to furnish to Client Maintenance Services as described and subject to the terms and conditions contained in this Agreement.

4.2 Client may elect to receive Basic Maintenance Services and/or Special Maintenance Services by designating the services selected on Schedule 1.

4.3 Company shall maintain the Software System in compliance with applicable Federal regulations.

4.4 Client agrees to train current and future employed staff members on the technical and user operations of the Software System. If the Client chooses, training can be provided at the Company's location or at the Client's location at the then current training rates. Phone training will also be invoiced at the said rate.

4.5 As part of Basic Maintenance Services, Company shall provide telephone support for reporting of Level One, Two, and Three Nonconformities twenty-four hours per day, seven days per week. Company shall provide services to correct or resolve any other Nonconformity of the Software System only on Workdays. Telephone cost for remote dial-up is Client's expense. Company may utilize remote diagnostic software and dial-up telephone lines in providing these services.

4.6 Company and Client shall promptly assign such technical personnel as are necessary to identify, isolate, and reconstruct any reported Level One Nonconformity and, provided that such Nonconformity is capable of reconstruction and is due to a defect in the Software System, Company and Client shall utilize its best efforts to correct or utilize a circumvent procedure to restore system operation within twenty-four hours of Company's receipt of the call or before the next occurrence of the nonconformity. Company shall provide such services to Client free of any additional fees and

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     charges, including but not limited to any reimbursement for travel of
     Company technical personnel incurred during the resolution of the Major Nonconformity.

4.7 Company and Client shall use its best efforts to correct or adopt a circumvent procedure with respect to a Level Two Nonconformity within forty-eight hours of its receipt of the Level Two Nonconformity report.

4.8 Company and Client shall use its commercially reasonable best efforts to correct a Level Three Nonconformity within five business days of its receipt of the Level Three Nonconformity report by providing a circumvent procedure or code, whichever is most reasonable.

4.9 Company shall use its commercially best efforts to adopt a circumvent procedure with respect to a Level Four Nonconformity within five (5) business days of its receipt of the Nonconformity or the next occurrence of the issue. If a circumvent procedure has been adopted, Company may deliver a software coded correction to the Level Four Nonconformity with the next scheduled base release of the Software System that is still open for development changes at the time of the notice of the Level Four Nonconformity.

4.10 Company shall use its commercially reasonable best efforts to correct a Level Five Nonconformity with the next Software System Release open for development at the time of the notice of the Level Five Nonconformity.

4.11 Should Company's review of the Level One, Two or Three Nonconformity indicate, in Company's reasonable opinion, that the reported problem is not in the Software System but is due to Client's abuse or misuse of the Software System, or by a modification or addition to the Software System not performed by Company (inclusive of the integration of Third Party products with the software system), or by Client's failure to properly maintain the Computer System or to install the required system software release as instructed by Company, then:

     (i) Client agrees, if required by Company, to reimburse Company the related costs of work performed by Company in investigating the problem including related system calculated on a time-and-materials basis at Company's then standard professional service rates, and

     (ii) Company, on request of Client, shall advise Client whether Company can correct or assist in resolving such problem, and the terms under which Company shall undertake the same, and on written acceptance by Client shall correct or assist in resolving the problem in accordance with such terms.

4.12 Maintenance Fees cover twenty (20) hours of support per month through Client's acceptance of Software System at conversion and, thereafter, ten
     (10) hours of support per month for support not related to Nonconformity's. If such support hours are greater than those specified, Client will be contacted and invoiced for hourly support at the Company's then current rates.

4.13 The initial Maintenance Fee and adjustment terms are specified on Schedule
     1. Maintenance Fees shall be subject to annual increases and shall also be subject to increase following delivery of new versions of, or modifications or additions to the Software System or changes in the number of accounts processed as specified in the License and Service Agreement.

4.14 All such increases to the Maintenance Fee shall be incorporated by amending
     Schedule 1.

4.15 Invoicing of the Maintenance Fee will commence as specified on Schedule 1.

5.   USE OF AND RIGHTS TO COMPANY'S WORK PRODUCT

     All information, reports, studies, object or source code, flow charts, diagrams and other tangible or intangible material of any nature whatsoever produced by or as a result of any of the services performed hereunder shall be the sole and exclusive property of Company or its corporate parent. Client shall be entitled to Use all such work product produced by Company in accordance with the terms and conditions of the License and Service Agreement. Nothing contained in this Agreement shall be deemed to provide greater rights with respect to the Software System, as modified for Client's use herein, than those provided in the License and Service Agreement.

6.   TERM

6.1 The term of the License grant shall begin on the Effective Date and continue in perpetuity unless terminated earlier as provided herein.

6.2 The provision of the Maintenance Services by Company shall commence on the Effective Date specified on Page 1 hereto and shall continue for a period of five years.

6.3 A Maintenance Services agreement may be renewed for successive one year terms at Company's then current fees for all modules then under License.

7.   DELIVERY

     The Company agrees to deliver the Software System to the Location.

8.   PAYMENT

8.1 Company shall add to each invoice for reimbursement by Client an amount equal to any

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     applicable Taxes.  Company shall remit such Taxes to the appropriate taxing authorities.

8.2 Each payment to be made to Company under this Agreement shall be paid by Client, in funds as specified on Schedule 1, within fifteen (15) days of the date of an invoice in respect thereof and the time of payment shall be of the essence of this Agreement.

8.3 If the whole or any part of any invoice remains outstanding for thirty (30) days or more, Client shall pay an agreed financial charge calculated at the rate of one and one half percent (1-1/2%) per part or complete month on the overdue balance. Company shall pay the same financial charge on the amount of any credit due to Client for sums previously paid by Client which were the subject of a dispute resolved in Client's favor.

8.4 Except as expressly provided in this Agreement to the contrary, Client agrees to pay the reasonable travel and living expenses of any employees of Company and its authorized contractors who render services at either the Location or any other Client site in connection with the activities described in this Agreement. All expenses shall be itemized on invoices submitted by Company and shall be due and payable upon presentation of each invoice as provided herein.

9.   PERFORMANCE

9.1 Client shall give Company full access to the Location, the Software System, and the Computer System to enable Company to provide Services and shall make available information, facilities, and services reasonably required by Company for the performance of its obligations under this Agreement.

9.2 Work in determining the nature of any problem or in making corrections, amendments, or additions to the Software System may be carried out at Company's site or at the Location at the discretion of Company.

9.3 Client agrees to maintain the Computer System and Software System according to Company recommendations during the term of this Agreement.

10.  RESCHEDULING

     If Client is unable to provide access to required facilities or personnel or is unable to meet its tasks assigned on Schedules 3 and 4 in a timely manner, Company will endeavor to reschedule tasks to minimize the non-productive time arising. All such non-productive time is chargeable to Client. If such non-productive time is expected to be significant, Company will endeavor to reassign its personnel to other suitable work. In this event, Client will not be charged for the time personnel were reassigned.

11.  SCHEDULES

     The attached Schedules form part of and are included in this Agreement.

12.  WARRANTIES

12.1 Company warrants that the Software System will perform the functions specified in the Documentation identified on Schedule 1. For a period of ninety (90) days after delivery, Company will promptly provide replacements or corrections to any part of the Software System which does not so perform where such failure is material and is notified in writing to Company within such period. This warranty shall not apply if the problem has been caused by unauthorized amendment to the Software System, or by incorrect Use. Company acknowledges that the Software System is designed to operate on the Computer System specified on Schedule 2 and both parties acknowledge that the warranties given by Company are conditional upon the procurement and maintenance by Client of the Computer System in accordance with such configuration.

12.2 The Company's obligation under the warranty stated in the foregoing paragraph shall be to repair or replace defective or non-conforming parts of the Software System at its own expense and within a reasonable time.

12.3 The Company warrants that it has the right to License the Use of the Software System.

12.4 Company warrants that the Services described in this Agreement shall be performed in a workmanlike manner and in accordance with standards applicable to the financial software services industry.

12.5 THE WARRANTIES STATED ABOVE ARE LIMITED WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY COMPANY. COMPANY DOES NOT MAKE, AND CLIENT HEREBY EXPRESSLY WAIVES, ALL OTHER WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF COMPANY FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE SYSTEM.

13.  INDEMNITY

13.1 Company shall indemnify Client and hold it harmless against any claim or action which alleges that the use of the Software System infringes a patent, copyright or other proprietary right of a third person enforceable in the Location. Client agrees that it will notify Company promptly in writing of any such claim and grants Company sole right to control the defense and disposition of such claim.

13.2 If as a result of any such claim Company or Client is permanently enjoined from using the Software System by a final, nonappealable decree, Company

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     at its sole option and expense may procure for Client the right to continue to use the Software System or at its sole option and expense, may provide a replacement or modification for the Software System so as to settle such claim. If modification of the Software System is not reasonably practical in the sole opinion of Company (reasonably given), Company shall discontinue and terminate this License upon written notice to Client and shall refund to Client all License Fees paid to Company under this Agreement. In making this determination, Company will give due consideration to all factors including financial expense.

13.3 The foregoing states the entire liability of Company for the infringement of any copyrights, patents or other proprietary rights of a third person by the Software System or any parts thereof, and Client hereby expressly waives any other liabilities on the part of Company arising therefrom.

13.4 The Company shall have no liability for any claim which is based upon

     (a) the Use of any part of the Software System in combination with Materials or software not provided by Company; or

     (b)   modifications made by Client or any Third Party.

14.  LIMITATION OF LIABILITY OF THE PARTIES

14.1 Each party shall indemnify and hold the other harmless against any

     (a)   loss of or any damage to any tangible property or

     (b)   injury to or death of any person;

     caused by the negligence of, breach of statutory duty by, or willful misconduct of the indemnifying party's employees, agents, or sub-contractors.

14.2 COMPANY SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR LOSS OF GOODWILL, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES, WHETHER IN TORT OR IN CONTRACT, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY EVENT, THE LIABILITY OF COMPANY TO CLIENT FOR ANY REASON AND UPON ANY CAUSE OF ACTION WHATSOEVER SHALL BE LIMITED TO THE AMOUNT OF ANY LICENSE FEE WHICH CLIENT HAS PAID TO COMPANY AS OF THE DATE ON WHICH SUCH CAUSE OF ACTION ACCRUES.

15.  TITLE

15.1 Nothing in this agreement shall convey to Client any title to or any rights in the Software System including but not limited to all proprietary rights or ownership of any modifications. The Client's sole right in relation to the Software System or any modifications is to Use the same for the duration of this Agreement under the terms and conditions herein contained.

15.2 The Software System and all modifications, enhancements, or upgrades made to the Software System and all patents, copyrights, or other proprietary rights related to each of the above are the sole and exclusive property of Company, whether made by Company, Client, or any of their employees or agents.

16.  NON-DISCLOSURE

16.1 Company has granted Client the limited right to use the Software System as provided in this Agreement. Client acknowledges that

     (a) the Software System, including all specifications, work product, translations and other materials developed by Company, and

     (b)   the terms and conditions of this Agreement

     contain highly confidential, unique, secret and valuable information of Company. Client agrees that it shall not decompile, disassemble or reverse engineer the Software System and that it shall not sell, transfer, publish, disclose, display or otherwise make available to others the Software System, any materials relating to or forming a part of the Software System or any other proprietary information of Company without the prior written consent of Company. Client agrees to secure and protect the Software System and proprietary information and to take appropriate action by written agreement with its employees who are permitted access to such materials to satisfy its obligations hereunder. Client further agrees that it shall use its best efforts to assist Company in identifying and preventing any use or disclosure of any portion of the Software System or proprietary information. As a precondition of Client's request to Company for consent to disclose the Software System, in whole or in part, to a Third Party, Client shall obtain from such party an executed Schedule 5. All obligations and undertakings of Client relating to confidentiality and nondisclosure, whether contained in this Section or elsewhere in this Agreement, shall survive the termination of this Agreement for any reason.

16.2 Company shall protect any Client Confidential Information from disclosure with the same degree of care afforded by Company to its own confidential information. All obligations and undertakings of Company specified herein with respect to Client Confidential Information shall survive the termination of this Agreement for whatever reason.

16.3 Client shall permit Company's authorized representatives at all reasonable times during Client's normal hours of operation to audit Client's

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     Use at the Location to determine that the provisions of this Agreement are being faithfully performed. For that purpose, Company shall be entitled to enter into any of Client's premises and Client hereby irrevocably grants authority to Company and authorized representative to enter such premises for such purpose. Any such audit shall be conducted in such a manner as to minimize the disruption to Client's business and/or the Use of the Software System.

16.4 Client shall promptly notify Company if it becomes aware of any breach of confidence relating to the Software System or other Company proprietary information and give Company all reasonable assistance in connection with Company's investigation of same.

17.  TERMINATION

17.1 The termination of this Agreement shall automatically, and without further action by Company, terminate and extinguish the License, and all rights in and to the Software System shall automatically revert irrevocably to Company. Company shall have the right to take immediate possession of the Software System and all copies thereof wherever located without further notice or demand.

17.2 Client may terminate the Agreement in the event of a material default by Company that is not cured within the applicable cure period specified in this Agreement, or a reasonable cure period (with the minimum being thirty
     (30) days if no other cure period is stated) from receipt by Company of written notice specifying the nature of the default with reasonable particularity.

17.3 If Client violates any of the Non-Disclosure, Non-Assignment, or License to Use provisions of this Agreement and fails to remedy any such breach within five (5) days of notice thereof from Company, Company may terminate this Agreement without further notice.

17.4 If Client violates or fails to perform any of the terms or conditions other than those specifically expressed in Sub-clause (17.3) and fails to remedy any such breach within thirty (30) days of notice thereof from Company, or if Client shall become insolvent or ceases to do business, then Company may give a written notice declaring this Agreement is terminated at the expiration of such notice period.

17.5 Exercise of the right of termination afforded to either party shall not prejudice legal rights or remedies either party may have against the other in respect of any breach of the terms of this Agreement.

17.6 Client's failure to pay on a timely basis is cause for termination of this agreement and the License.

18.  FORCE MAJEURE

     Neither party shall be responsible for delays or failures in performance resulting from acts reasonably beyond the control of that party.

19.  NON-ASSIGNMENT

19.1 In the event of the sale of fifty percent (50%) or more of Client's common stock, or the sale of all or substantially all of Client's assets, or in the event of any merger in which Client is not the surviving organization, Client may transfer this Agreement and the License upon the prior written consent of Company, which consent shall not be unreasonably withheld or delayed.

19.2 If the organization acquiring Client's common stock, assets or surviving a merger is an organization deriving more than five percent (5%) of its gross revenues from providing service bureau, time share, computer software consulting services, computer software licensing or computer hardware sales, Company shall be under no obligation to consent to such transfer.

19.3 Except as expressly provided above, neither party may assign or transfer its rights, duties or obligations under this Agreement to any person or entity, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

20.  ENTIRE AGREEMENT

20.1 This instrument constitutes the complete and exclusive statement of the Agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto.

20.2 Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party but not embodied herein.

20.3 This Agreement may not be modified or altered except by a written instrument executed by both parties.

21.  VARIATION

     No variation of this Agreement shall be binding on either party unless such variation is incorporated in a revised Schedule to this Agreement and signed by the duly authorized representatives of both parties.

22.  NOTICES

     Any notice required to be given hereunder shall be given by sending the same
     (a) by air courier to the addresses as first set out above or to any subsequent address designated by either party for the purpose of receiving notices pursuant to this Agreement, and any notice so sent shall be deemed to have been

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

           given three (3) business days after the same was mailed; or

     (b)   by confirmed facsimile.

23.  ACTION

     No action, regardless of form, arising out of this agreement shall be brought by Client more than two (2) years after such cause of action shall have accrued.

24.  GENERAL TERMS

24.1 In the event that a dispute arises concerning the terms of this Agreement the aggrieved party shall refer such dispute to arbitration as specified herein. Such arbitration shall be held in the City or suburbs of Orlando, Florida, in accordance with the rules of the American Arbitration Association pertaining to the Resolution of Computer Disputes ("AAA Rules") then in effect. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction over the parties. The arbitrators shall have the authority to grant any legal remedies that would be available in any judicial proceeding instituted to resolve a disputed matter.

24.2 The prevailing party in an action brought against the other to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs and expenses of bringing such action including its reasonable attorneys fees.

24.3 Company and Client agree that each provision in this Agreement is deemed equally essential to each party.

24.4 The section headings used herein are inserted only as a matter of convenience and for reference and shall not affect the construction or interpretation of this Agreement.

24.5 If any provision of this Agreement is held to be unenforceable, the other provisions shall nevertheless continue in full force and effect.

24.6 The failure of either of the parties to insist upon strict performance of any of the provisions of this Agreement shall not be construed as the waiver of any subsequent default of a similar nature.

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

IN WITNESS whereof this Agreement has been executed as of the Effective Date set forth on Page 1 by the following duly authorized representatives:


For and on behalf of Client        By:  /s/ Joichi Saito
                                      ---------------------------------
                                   JOICHI SAITO, Chairman of the Board & CEO

                                   Name:  David J. W. Chang
                                   Title: SVP & Chief Information Officer


For and on behalf of Company       By:  /s/ John E. O'Malley
                                      -----------------------------------
                                   Name:  John E. O'Malley

                                   Title:  President CBS-USA




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


                                                                          [LOGO]


                                    ADDENDUM NO. 1
                                          TO
                             COMPREHENSIVE BANKING SYSTEM
                            LICENSE AND SERVICE AGREEMENT

Between Central Pacific Bank, Honolulu, Hawaii ("Client") and Fiserv Solutions, Inc. ("Company").

PURPOSE

Client and Company wish to amend Agreement No. 3810165 with an Effective Date of July 30, 1997. Notwithstanding anything in that Agreement to the contrary, in the event of a conflict between the terms of the Agreement and this Addendum, the provisions of this Addendum shall take precedence.



SECTION 2 - LICENSE TO USE THE SOFTWARE SYSTEM

The following Section is modified to read as follows:

2.3 "Company, prohibits the copying of any portions of the Software System except that Client may copy reasonable quantities of any standard end user documentation; and may copy machine language code, in whole or in part, in reasonable quantities, in printed or electronic form, for use by Client at the Location for archive, TESTING AND TRAINING IN A NON-PRODUCTION ENVIRONMENT, back-up or emergency restart purposes, or to replace copy made on defective media. The original, and any copies of the Software System, or any part thereof, shall be the property of Company."



SECTION 4 - MAINTENANCE SERVICES TERMS

The following Section is modified to read as follows:

4.6 Company and Client shall promptly assign such technical personnel as are necessary to identify, isolate, and reconstruct any reported Level One Nonconformity and, provided that such Nonconformity is capable of reconstruction and is due to a defect in the Software System, Company and Client shall utilize its best efforts to correct or utilize a circumvent procedure to restore system operation within TWELVE (12) hours of Company's receipt of the call or before the next occurrence of the nonconformity. Company shall provide such services to Client free of any additional fees and charges, including but not limited to any reimbursement for travel of Company technical personnel incurred during the resolution of the Major Nonconformity.



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      SECTION 9 - PERFORMANCE

      The following Section is modified to read as follows:

      9.4 "COMPANY WARRANTS IT WILL PROVIDE CLIENT, FOR A PERIOD OF NINETY (90) DAYS FOLLOWING CONVERSION, WITH PERFORMANCE TEST RESULTS THAT MEET OR EXCEED THE FOLLOWING CRITERIA UNDER NORMAL OPERATING CONDITIONS:

(i.) "END OF DAY" BATCH PROCESSING NOT TO EXCEED FOUR (4) HOURS FOR UP TO 150,000 ACCOUNTS.

(ii.) AVERAGE PROCESSING OF ON-LINE TRANSACTIONS FOR UP TO 600 DEVICES SHALL NOT
      AVERAGE MORE THAN 2 SECONDS FOR LOCALLY ATTACHED DEVICES.

      THE CONDITIONS UNDER WHICH THESE TEST RESULTS CAN BE DUPLICATED BY CLIENT ARE AS FOLLOWS:

        CLIENT'S ACQUISITION OF THE COMPUTER SYSTEM.

      B. OPERATION OF THE SOFTWARE SYSTEM IN ACCORDANCE WITH THE OPERATING INSTRUCTIONS PROVIDED IN THE DOCUMENTATION.

C. COMPANY APPROVED MEMORY AND MACHINE CONFIGURATION PARAMETERS.

D. DISK CAPACITIES ARE MAINTAINED UNDER AN EIGHTY PERCENT (80%) TOTAL DISK SATURATION LEVEL.

      E. BATCH JOBS ARE NOT RUN CONCURRENTLY IN THE SAME MEMORY AND MACHINE POOLS WITH INTERACTIVE JOBS.

      F. THE COMPUTER SYSTEM IS OPERATED UTILIZING VERSION V3R7 OR EQUIVALENT OPERATING SYSTEM AND THE TEST IS CONDUCTED UTILIZING AN UNMODIFIED VERSION OF THE CURRENT SOFTWARE SYSTEM RELEASE.

      G. ACCOUNT MIX DOES NOT EXCEED FIFTY PERCENT (50%) TRANSACTION ACCOUNTS, TWENTY-FIVE PERCENT (25%) TIME ACCOUNTS AND TWENTY-FIVE PERCENT (25%) LOAN ACCOUNTS.

      H. "END OF DAY" PROCESSING IS TO BE MEASURED EXCLUSIVE OF TIME REQUIRED FOR STATEMENT PROCESSING, BACK-UPS AND REPORT PRODUCTION.

      RESPONSE TIME SHALL BE MEASURED ON A MONTHLY BASIS TO ACHIEVE
          SUCH STANDARD NO FEWER THAN EIGHT (8) TIMES PER MONTH. MEASUREMENT SHALL BE BY STOPWATCH FROM THE TIME THE ENTER KEY IS DEPRESSED UNTIL THE TERMINAL SCREEN COMPLETES ITS RESPONSE. MEASUREMENTS TO BE TAKEN AT OPENING, MID-MORNING, NOON AND MID-AFTERNOON ON EACH MEASUREMENT DAY FOR AVERAGE PROCESSING OF ON-LINE TRANSACTIONS FOR UP TO 600 DEVICES SHALL NOT AVERAGE MORE THAN 2 SECONDS FOR LOCALLY ATTACHED DEVICES.

      OPERATING ENVIRONMENT EXCLUDES NON-COMPANY CBS PROVIDED APPLICATIONS
          RUNNING ON THE COMPUTER SYSTEM.

      UPON NOTIFICATION BY CLIENT TO COMPANY OF THE SOFTWARE SYSTEM'S FAILURE TO MEET THE CRITERIA SET FORTH IN (i.) AND/OR (ii.) STATED ABOVE, CLIENT SHALL PROVIDE WRITTEN DOCUMENTATION SUPPORTING SUCH CLAIM, AND COMPANY WILL PROMPTLY COMMENCE TO VERIFY AND CORRECT THE FAILURE. IN THE EVENT SUCH FAILURE CAN BE CORRECTED THROUGH MODIFICATION OF THE SOFTWARE SYSTEM, COMPANY SHALL, AT ITS SOLE COST AND EXPENSE, PROMPTLY MAKE SUCH MODIFICATION. IN THE EVENT SUCH FAILURE CAN BE CORRECTED ONLY THROUGH


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UTILIZATION OF MORE POWERFUL OR ADDITIONAL HARDWARE AND/OR OPERATING SYSTEM
SOFTWARE, COMPANY SHALL PROCURE SUCH HARDWARE AND/OR OPERATING SYSTEM SOFTWARE FOR CLIENT AT COMPANY'S THEN CURRENT COST FOR THE REQUIRED HARDWARE AND/OR OPERATING SYSTEM SOFTWARE. IN EITHER EVENT, COMPANY WILL CONDUCT THESE SERVICES IN A TIMELY MANNER AS TO NOT DISRUPT THE DAILY BUSINESS OPERATIONS OF THE CLIENT.

THE FOREGOING REPRESENTS COMPANY'S SOLE OBLIGATION AND CLIENT'S SOLE REMEDY FOR A FAILURE OF THE SOFTWARE SYSTEM TO MEET THE PERFORMANCE CRITERIA OUTLINED ABOVE.

SECTION 12 - WARRANTIES

The following Section is modified to read as follows:

12.1 Company warrants that the Software System will perform the functions specified in the Documentation identified on Schedule 1. For a period of ninety (90) days after delivery, Company will promptly provide replacements or corrections to any part of the Software System which does not so perform where such failure is A LEVEL ONE, LEVEL TWO, OR LEVEL THREE NONCONFORMITY, AS DEFINED IN PARAGRAPH 1.11, and is notified in writing to Company within such period. This warranty shall not apply if the problem has been caused by unauthorized amendment to the Software System, or by incorrect Use. Company represents the Software System is designed to operate on the Computer System specified on Schedule 2 and both parties acknowledge that the warranties given by Company are conditional upon the procurement and maintenance by Client of the Computer System in accordance with such configuration.

12.3 Company warrants that it has the right to License the Use of the Software System AND HAS NOT KNOWINGLY

      (i)  INFRINGED A PATENT, COPYRIGHT, OR OTHER PROPRIETARY RIGHT, OR

      (ii) MISAPPROPRIATED A TRADE SECRET;

      OF A THIRD PERSON ENFORCEABLE IN THE LOCATION.

12.6 COMPANY WILL COMPLETE THE RENOVATION PHASE AND HAVE COMPLETED A SIGNIFICANT PORTION OF TESTING OF COMPANY'S "YEAR 2000" PROJECT BY DECEMBER 31, 1998. COMPANY SHALL MAKE THE RENOVATED SYSTEM AVAILABLE TO CLIENT TO ALLOW THEM TO COMPLETE A SIGNIFICANT PORTION OF TESTING OF CLIENT'S "YEAR 2000" PROJECT BY DECEMBER 31, 1998. "YEAR 2000" CAPABILITIES ARE THE ABILITY OF THE SOFTWARE SYSTEM TO MANAGE AND MANIPULATE DATA INVOLVING DATES, INCLUDING SINGLE-CENTURY FORMULAS, AND MULTI-CENTURY FORMULAS, AND THAT A SUBSEQUENT ABNORMALLY ENDING SCENARIO WITHIN THE SOFTWARE SYSTEM OR THE GENERATION OF INCORRECT VALUES INVOLVING SUCH DATES WILL NOT OCCUR.

SECTION 13 - INDEMNITY

The following Section is modified to read as follows:

13.1 Company shall indemnify Client and hold it harmless against any claim or action which alleges that the use of the Software System

      (i) INFRINGES A PATENT, COPYRIGHT, OR OTHER PROPRIETARY RIGHT,

      (ii) MISAPPROPRIATED A TRADE SECRET;

      of a third person enforceable in the Location.
      Client agrees that it will notify Company promptly in writing of any such claim and grants Company sole right to control the defense and disposition of such claim. COMPANY SHALL REIMBURSE THE CLIENT FOR REASONABLE DIRECT EXPENSES INCURRED AS A RESULT OF ANY SUCH CLAIM.

13.2 If as a result of any such claim Company or Client is enjoined from using the Software System, Company at its sole option and expense may procure for Client the right to continue to use the Software System or at its sole option and expense, may provide a replacement or modification for the Software System so as to settle such claim. If modification of the Software System is not

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

      reasonably practical in the sole opinion of Company (reasonably given), Company shall discontinue and terminate this License upon written notice to Client and shall refund to Client all License Fees paid to Company under this Agreement. In making this determination, Company will give due consideration to all factors including financial expense.


SECTION 14 - LIMITATION OF LIABILITY OF THE PARTIES

The following Section is modified to read as follows:

14.2 COMPANY SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR LOSS OF GOODWILL, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES, WHETHER IN TORT OR IN CONTRACT, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY EVENT, EXCEPT AS PROVIDED IN SECTION 14.1, THE LIABILITY OF COMPANY TO CLIENT FOR ANY REASON AND UPON ANY CAUSE OF ACTION WHATSOEVER SHALL BE LIMITED TO THE AMOUNT OF ANY LICENSE FEE WHICH CLIENT HAS PAID TO COMPANY AS OF THE DATE ON WHICH SUCH CAUSE OF ACTION ACCRUES.


SECTION 17 - TERMINATION

The following Section is modified to read as follows:

17.2 Client may terminate the Agreement, OR THE MAINTENANCE SERVICES PROVISION OF THE AGREEMENT, IF COMPANY SHALL CEASES TO DO BUSINESS,
      OR in the event of a material default by company that is not cured within the applicable cure period specified in this agreement, or a reasonable cure period (with the minimum being thirty (30) days if no other cure period is stated) from receipt by company of written notice specifying the nature of the default with reasonable particularity.

SECTION 18 - FORCE MAJEURE

The following Section is modified to read as follows:

18 NEITHER PARTY SHALL BE LIABLE TO THE OTHER NOR DEEMED IN DEFAULT UNDER THIS AGREEMENT IF AND TO THE EXTENT THAT SUCH PARTY'S PERFORMANCE OF THIS AGREEMENT IS PREVENTED BY REASON OF FORCE MAJEURE. THE TERM "FORCE MAJEURE" MEANS AN OCCURRENCE THAT IS BEYOND THE CONTROL OF THE PARTY AFFECTED AND OCCURS WITHOUT ITS FAULT OR NEGLIGENCE. WITHOUT LIMITING THE FOREGOING, FORCE MAJEURE INCLUDES ACTS OF GOD, WAR, RIOTS, STRIKES, LABOR DISPUTES, CIVIL DISTURBANCE, FIRE, FLOOD, COURT ORDERS, GOVERNMENTAL INTERVENTION, FAILURES, OR REFUSAL TO ACT BY GOVERNMENT AUTHORITY, AND OTHER SIMILAR OCCURRENCES. UPON THE COMMENCEMENT OF A FORCE MAJEURE EVENT, THE TIME FOR PERFORMANCE HEREUNDER SHALL BE AUTOMATICALLY EXTENDED UNTIL THE FORCE MAJEURE EVENT NO LONGER PREVENTS THE PARTY FROM RESUMING PERFORMANCE IN ACCORDANCE WITH THIS AGREEMENT.

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

SECTION 20 - ENTIRE AGREEMENT

The following Section is modified to read as follows:

20.1 This instrument constitutes the complete and exclusive statement of the Agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto. EACH PARTY HEREBY ACKNOWLEDGES THE DOCUMENTS LISTED IN EXHIBIT ONE TO ADDENDUM ONE AS INTERPRETIVE OR SUPPLEMENTAL MATERIAL. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS AND CONDITIONS OF THE AGREEMENT AND ANY OF THE AFOREMENTIONED MATERIAL, THE TERMS AND CONDITIONS OF THE AGREEMENT SHALL CONTROL.


SECTION 24 - GENERAL TERMS

The following Section is modified to read as follows:

24.1 In the event that a dispute arises concerning the terms of this Agreement the aggrieved party shall refer such dispute to arbitration as specified herein. Such arbitration shall be held in the City or suburbs of HONOLULU, HAWAII in accordance with the rules of the American Arbitration Association pertaining to the Resolution of Computer Disputes ("AAA Rules") then in effect. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction over the parties. The arbitrators shall have the authority to grant any legal remedies that would be available in any judicial proceeding instituted to resolve a disputed matter.

COMPANY AND CLIENT EACH RECOGNIZE THAT THE EMPLOYEES OF EACH COMPANY AND SUCH
      EMPLOYEES' LOYALTY AND SERVICE TO THAT COMPANY CONSTITUTE A VALUABLE ASSET OF THAT COMPANY. ACCORDINGLY, CLIENT AND COMPANY HEREBY AGREE NOT TO MAKE ANY OFFER OF EMPLOYMENT TO, OR ENTER INTO A CONSULTING RELATIONSHIP WITH, ANY PERSON WHO WAS EMPLOYED BY THE OTHER WITHIN ONE (1) YEAR OF SUCH PERSON'S LAST DATE OF EMPLOYMENT WITHOUT THE EXPRESS WRITTEN CONSENT OF THE OTHER.



================================================================================



For and on behalf of Client        By: /s/ David J. W. Chang
                                      -------------------------------------
                                   Name:  David J. W. Chang
                                        -----------------------------------
                                   Title:  SVP & Chief Information Officer
                                         ----------------------------------


For and on behalf of Company       By: /s/ John E. O'Malley
                                       ------------------------------------
                                   Name:  John E. O'Malley
                                        -----------------------------------
                                   Title:  President CBS-USA
                                         ----------------------------------

                                   Execution Date:   July 30, 1997
                                                  -------------------------

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

                                                         EXHIBIT 1 TO ADDENDUM 1





                             EXHIBIT 1 TO ADDENDUM NO. 1
                                          TO
                             COMPREHENSIVE BANKING SYSTEM
                            LICENSE AND SERVICE AGREEMENT


Between Central Pacific Bank, Honolulu, Hawaii ("Client") and Fiserv Solutions, Inc. ("Company").

PURPOSE

EACH PARTY HEREBY ACKNOWLEDGES THE DOCUMENTS LISTED IN EXHIBIT ONE TO ADDENDUM ONE AS INTERPRETIVE OR SUPPLEMENTAL MATERIAL. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS AND CONDITIONS OF THE AGREEMENT AND ANY OF THE AFOREMENTIONED MATERIAL, THE TERMS AND CONDITIONS OF THE AGREEMENT SHALL CONTROL.

DOCUMENT

1. Fiserv CBS proposal for Central Pacific Bank entitled "Vendor Information for Central Pacific Bank" dated 12/3/96.
2. Fiserv's "Comprehensive Banking System, An overview of the leading AS/400 software solution for the financial industry", 28 pages.
3.    Fiserv's "Launch into Remote Banking", 2 pages.
4.    Fiserv's "Complementary Products", 4 pages.
5. Letter from Alice Sennott to Diane Nakasone dated December 23, 1996, transmitting Original RFP document with responses, 91 pages attached.
6. Fiserv's response to CPB's request for additional information, 32 pages; entitled "Additional Information Integrated Banking Selection Database, Response from Fiserv" dated 03/04/97.
7. Fax from Scott Johnson to David Chang dated March 21, 1997, Teller Platform System Requirements.
8. Document composed by David J W Chang on 03/21/97 with title "Additional Information; Integrated Banking Selection Database" and subject "Loans Issues / Platform Issues - Conference Call - 3/2197"
9. Document composed by Diane E Nakasone on 04/01/97 with title "Additional Information; Integrated Banking Selection Database" and subject "Request for Cost for Enhancements - Deposit Items"
10. Document composed by Diane E Nakasone on 04/02/97 with title "Additional Information; Integrated Banking Selection Database" and subject "CBS Modification Response 4/02/97".
11. Document composed by David J W Chang on 04/02/97 with title "Additional Information; Integrated Banking Selection Database" and subject "Conference Call - Controller Issues - 4/2/96"
12. Document composed by Diane E Nakasone on 04/04/97 with title "Additional Information; Integrated Banking Selection Database" and subject "Enhancement List - Loan Items"
13. Letter from Scott Johnson and Jerald C. Landkammer to David J. W. Chang dated April 14, 1997 on the revised pricing for the Fiserv Comprehensive Banking System.
14. Letter from Scott Johnson and Jerald C. Landkammer to David J. W. Chang dated April 16, 1977 on additional financial incentives.
15. Master Implementation Schedule for Central Pacific Bank dated April 28, 1997, 4 pages.
16. Document composed by David J W Chang on 05/08/97 with title "Main Subject; Integrated Banking Conversion Database"; category "ATM" and subject "Conference Call (5/7/97)"
17.   Central Pacific Bank's Travel Expense Policy Effective May 12, 1997.
18. Document composed by Byron M Uyechi on 05/15/97 with the title "Main Subject Integrated Banking Conversion Database"; category "Technical Support Issues"; and subject "AS-400 hardware configuration"
19. Fax from Jerry Landkammer to Diane Nakasone dated June 19, 1997, Subject "Updated Questions / Answers", 10 pages, with title "Central Pacific Bank Follow-up Questions June 19, 1997"


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

                                                         EXHIBIT 1 TO ADDENDUM 1

20. Fax from Scott Johnson to David Chang dated June 25, 1997, Subject "Preliminary CBS Enhancements for 1998", 5 pages.
21. Fax from Jerry Landkammer to Diane Nakasone dated June 25, 1997, Subject "Questions Central Pacific Bank", 4 pages, with title "Central Pacific Bank Follow-up to Diane Nakasone June 18, 1997 Questions, June 26, 1997"
22. Fax from Jerry Landkammer to Diane Nakasone dated June 27, 1997, Subject "Questions Central Pacific Bank", 5 pages, with title "Central Pacific Bank, Follow-up to Diane Nakasone June 24, 1997 Questions, June 26, 1997"
23. Fax from Jerry Landkammer to Diane Nakasone dated June 29, 1997, Subject "June 26 Questions", 2 pages, with title "Central Pacific Bank Follow-up to Diane Nakasone June 26, 1997 Questions, June 26, 1997"
24. Fax from Jerry Landkammer to Diane Nakasone dated July 3, 1997, Subject, "Fiserv CBS Agreement", 7 pages, with title Central Pacific Bank, Follow-up Questions, June 30, 1997"
25. Fax from Jerry Landkammer to Byron Uyechi dated July 3, 1997, Subject "A/S 400 Configuration", 2 pages.
26. Fax from Jerry Landkammer to Diane Nakasone dated July 9, 1997, Subject, "Central Pacific Bank July 2 Follow-up", 5 pages, with title "Central Pacific Bank, Follow-up to Diane Nakasone July 2, 1997 Questions, July 9, 1997"

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

                                                                         [LOGO]


LICENSE AND SERVICE AGREEMENT                              NO.     3810165
                                                              -----------------

SCHEDULE 1

Company:       FISERV SOLUTIONS INC.

Client:        CENTRAL PACIFIC BANK

Effective Date:     July 30, 1997
                --------------------------

LICENSE SECTION

A.   SOFTWARE SYSTEM BASED ON NUMBER OF ACCOUNTS PROCESSED 200,000
                                                           -------

     1. The following modules of the Fiserv Comprehensive Banking Systems software to function on the Computer System listed on Schedule 2.

          COMPREHENSIVE BANKING SYSTEM:

               Source Code License for CBS Core Applications (up to 200,000 accounts)
                    Common File
                    CIF
                    GL
                    Loans
                    FTMS
                    Time
                    Tran
                    ACH Origination
                    Acct Reconciliation
                    Safe Deposit
                    Chargeback
                    Account Analysis
                    FHLMC & FNMA Reporting
                    Loan Packaging
                    NOW Reclass
                    100 CBS for Windows

               ADDITIONAL COMPREHENSIVE BANKING SYSTEM PRODUCTS:

               ATM Switch Interface (Plus, Maestro, Isle Pay)
               ATM Driver Software (NCR and Diebold)
               ATM Card Management
               ATM Language Japanese
               ATM Language Tagalog
               ATM Language Korean
               Host Teller and Application Interface
               CBS Collection System
               Call Report Interface (Sheshunoff)
               CFI Laser Pro & Mortgage Ware Interface
               RAC Interface
               Sendero A/L Management Interface
               Wire Transfer Interface (Fundtech)
               Item Processing Interface (Wausau)
               CBS Corporate Cash Management (100 Copies)

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

     COMPLEMENTARY PRODUCTS

               Fiserv FAST Account Sales and Teller Mode (254 Copies)
               VRU (InterVoice V8) 24 Line System
               IPS Customer Profitability for Windows
               IPS Product Profitability upgrade to Windows/Level III
               IPS Organizational Profitability upgrade to Windows/Level III IPS Accounts Payable with ACH for Windows
               IPS Accounts Payable Create-a-Check
               IPS Fixed Assets for Windows
               IPS Executive Insight - Network
                    All IPS products listed above included interface to CBS
               Check Free VRU Touch Tone Banking Software

     2. System Documentation which are Instruction Manuals for use of the Software System and for the completion of documents for the Software System, including one set of hard copy documentation.

B.   LOCATION:

     220 South King Street
     Honolulu, Hawaii 96813

     ARCHIVE SITE:

     TBD BY CLIENT.

C.   TOTAL LICENSE FEE

---------------------------------------------------------------------------------
               MODULES                                      LICENSE FEE
---------------------------------------------------------------------------------
     Initial license fee to process up to 200,000
     accounts in the software system and subsequent
     license fees of $97,750 for each $75,000
     accounts.

     a:   CBS BASE LICENSE FEES:
            CBS Core Applications                                $  275,000
                                                                 ----------

     b:   ADDITIONAL CBS PRODUCTS LICENSE FEES INCLUDE:
            ATM Switch Interface (Plus, Maestro, Isle Pay)          $75,000
            ATM Driver Software (NCR and Diebold)                   $60,000
            ATM Card Management                                     $50,000
            ATM Language Japanese                                    $5,000
            ATM Language Tagalog                                     $5,000
            ATM Language Korean                                      $5,000
            Host Teller and Application Interface                   $60,000
            CBS Collection System                                   $20,000
            Call Report Interface (Sheshunoff)                       $5,000
            CFI Laser Pro & Mortgage Ware Interface                 $15,000
            RAC Interface                                            $7,500
            Sendero A/L Management Interface                        $10,000
            Wire Transfer Interface (Fundtech)                       $8,800
            Item Processing Interface (Wausau)                      $10,000
            CBS Corporate Cash Management (55 Copies)              $125,000
                                                                 ----------
            SUB-TOTAL OF ADDITIONAL CBS PRODUCTS LICENSE FEES      $461,300
---------------------------------------------------------------------------------

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

-----------------------------------------------------------------------------------------
     c:   COMPLEMENTARY PRODUCTS LICENSE FEES INCLUDE:
            FAST Account Sales and Teller Module (254 Copies)                $368,300
            VRU (Intervoice V8) 24 Line System                               $117,010
            IPS Customer Profitability for Windows                            $39,500
            IPS Product Profitability upgrade to Windows/Level III            $23,500
            IPS Organizational Profitability upgrade to Windows/Level III     $23,500
            IPS Accounts Payable with ACH for Windows                          $4,600
            IPS Accounts Payable Create-a-Check                                $1,000
            IPS Fixed Assets for Windows                                       $3,750
            IPS Executive Insight-Network                                     $39,500
            Check Free VRU TouchTone Banking Software                         $17,500
                                                                           ----------
            SUB-TOTAL OF COMPLEMENTARY PRODUCTS LICENSE FEES                 $638,160

            TOTAL                                                          $1,374,460
            LESS FISERV CBS PRODUCTS 15% DISCOUNT                            -110,445
            LESS CONVERSION ALLOWANCE FISERV FAST; 254 UNITS@$250             -63,500
            LESS FISERV FAST 20% DISCOUNT                                     -73,660
            LESS FISERV 10% DISCOUNT OTHER COMPLEMENTARY PRODUCTS             -26,986
                                                                           ----------
            TOTAL FISERV LICENSE FEES                                      $1,099,869
                                                                           ----------
                                                                           ----------
-----------------------------------------------------------------------------------------

D.   LICENSE FEE PAYMENT TIMETABLE

     The Amount Payable is due according to the following timetable:

---------------------------------------------------------------------------
  Date                       Event                          Amount Payable
---------------------------------------------------------------------------
TBD        Upon Execution of this Agreement                    $366,623
---------------------------------------------------------------------------
TBD        Upon Completion and Client Acceptance of            $366,623
                   Data Verification Phase
---------------------------------------------------------------------------
TBD        Upon 30 Days following Live Conversion              $366,623
---------------------------------------------------------------------------

PROFESSIONAL SERVICES SECTION

A.    PROFESSIONAL SERVICES FEES (CONVERSION AND IMPLEMENTATION)

      Estimated costs for professional services fees regarding the conversion and implementation of Central Pacific Bank are $214,000. Any additional costs regarding conversion and implementation will be billed to Client at $880 per day.

B.    PROFESSIONAL SERVICES FEES PAYMENT TIMETABLE

      The Amount Payable is due according to the following timetable:

---------------------------------------------------------------------------
     Date                Event                         Amount Payable
---------------------------------------------------------------------------
     TBD  Upon Execution of this Agreement                $71,333.33
---------------------------------------------------------------------------
     TBD  Upon Completion and Client Acceptance
               of Data Verification Phase                 $71,333.33
---------------------------------------------------------------------------
     TBD  Upon 30 Days Following Live Conversation     Remaining Balance
---------------------------------------------------------------------------

Confidential US Comb 7/29/97              3                           DC/JOM
                                                                      ------
                                                                     Initials

C.   TRAINING                                                         $118,000

     1. PRE-CONVERSION TRAINING - Company proposes to include in this training package (30) days of on-site training support. The actual content and nature of this training would be jointly determined between the Client's project team and Company's project manager during the project kick-off phase.

     2. ADVANCED TRAINING - Company proposes including twelve (12) days of Orlando based advanced training as part of the training package. This advanced training provision would be in effect until December 31, 1998. These student days can be converted to on-site days at the rate of four (4) Orlando student days equal one (1) on-site day.

     3. FAST TRAINING - Company proposes including six days of onsite training (three days Account Sales and three days Teller).

D.   PROFESSIONAL SERVICES PREVAILING RATES:

---------------------------------------------------------------------------
                      DAILY RATE                   EXPENSES
---------------------------------------------------------------------------
     MODIFICATIONS            $880                As Incurred
---------------------------------------------------------------------------
     TRAINING        $600 per Student On-Site     As Incurred
                     ($3,000 Maximum Per Day)
---------------------------------------------------------------------------
     CONVERSION               $800                As Incurred
---------------------------------------------------------------------------
     INSTALLATION             $880                As Incurred
---------------------------------------------------------------------------

MAINTENANCE SERVICES SECTION

A.   MAINTENANCE SECTION

     Effective Date for Maintenance Services only:     JULY 30, 1997
                                                       -------------

    ---------------------------------------------------------------------------
     MODULES:  (Same as Section A.1.)
          CBS Modules listed in Section C.a, C.b and C.c

     BASIC MAINTENANCE:
          CBS Modules listed in Section C.a and C.b $13,867.00. Company will provide ongoing support for the products and interfaces contacted for maintenance, provide updates to the interface software as necessary to maintain support for new releases of supported products as long as a valid maintenance agreement is in effect for these products.

     SPECIAL MAINTENANCE:
     INTERVOICE: $511.00 per month, beginning 13 months after hardware ships. InterVoice will provide Real Care Maintenance Agreement and Services. INTERACTIVE PLANNING SYSTEMS (IPS): $2,567.00 per month beginning ninety days after delivery of software (see Exhibit A to Schedule 1).
     CHECKFREE: Account Based (see Exhibit B to Schedule 1).

     ANNUAL INCREASE AMOUNT:
     Shall be limited to the lesser of ten percent (10%) or the change in the U.S. Department of Labor, Consumer Price Index (CPI) for the Urban Wage Earners and Clerical Workers, All Cities, (1982 = 100) for the twelve (12) month period preceding the anniversary date.

     INTERFACE MAINTENANCE:
     Company will maintain the current functionality of the interfaces it provides as listed in Section A.1. with new releases of the software system
     (CBS) and Third Party software. If the interface is a generic interface requiring the third party to provided data in a particular format or manipulate the data Company provides. Company will continue to provide or accept the data in the current format. Client will be provided changes to the interfaces and support for the interfaces in exchange for the monthly maintenance fee.
    ---------------------------------------------------------------------------

Confidential US Comb 7/29/97              4                           DC/JOM
                                                                      ------
                                                                     Initials

B.   BASIC MAINTENANCE FEE PAYMENT TIMETABLE
     $13,867.00 payable six months after physical delivery of unmodified code or conversion (live processing of first account), whichever occurs first, and monthly thereafter.

================================================================================

This Schedule 1 replaces all previous Schedule 1 forms for the Agreement as of the Execution Date noted below.

     For and on behalf of Client        By:    /s/ David J. W. Chang
                                           -------------------------------------
                                        Name:  David J. W. Chang
                                             -----------------------------------
                                        Title:  SVP & Chief Information Officer
                                              ----------------------------------

     For and on behalf of Company       By: /s/ John E. O'Malley
                                           -------------------------------------
                                        Name:  John E. O'Malley
                                             -----------------------------------
                                        Title:  President CBS-USA
                                              ----------------------------------

                                        Execution Date: July 30, 1997
                                                       -------------------


Confidential US Comb 7/29/97              5                           DC/JOM
                                                                      ------
                                                                     Initials

                                                         EXHIBIT A TO SCHEDULE 1

                          INTERACTIVE PLANNING SYSTEMS, INC.
                            330 Research Court, Suite 100
                               Norcross, Georgia 30092

                        SOFTWARE MAINTENANCE SUPPORT AGREEMENT



1. This Agreement is by and between Interactive Planning Systems, Inc., 330 Research Court, Suite 100, Norcross, Georgia 30092 (hereinafter referred to as IPS) and Central Pacific Bank (hereinafter referred to as Licensee).

2. IPS will provide maintenance and support under this agreement for a period of one year from the date of this agreement in the following manner:

     a. Within 60 days of notification, IPS will cure any defects in the software which render it unable to perform the functions for which it was intended. Notification consists of written communication delivered to IPS at the above address. IPS may waive the need for written communication at its discretion.

     b. IPS periodically releases operating enhancements to the software. To the extent that these become part of the product, IPS will mail these enhancements to the licensee at no extra charge. IPS will determine the extent to which specific enhancements become part of the product. Any enhancements in the form of new or partial programs or documentation as may be provided under this Agreement shall remain the proprietary property of IPS.

     c. Access to IPS' toll-free Software Support Hotline is limited to software error reporting and correction for those users who are licensed to use the software through an authorized IPS distributor. Those users who are licensed directly through IPS may also use the Software Support Hotline for procedural matters relating to the user of the licensed software.

3. The Licensee agrees to maintain the software in a manner consistent with the related License Agreement, including:

     a.   Following proper operating instructions.

     b.   Making regular backups of data.

     c. Ensuring that only authorized employees and other personnel have access to the software.

4. This agreement does not cover damage to Licensee's data base resulting from hardware failures or other factors beyond control of IPS. In the event that IPS agrees to repair Licensee's data base, and said damage is not attributable to the software IPS may bill Licensee at the then current hourly rate for such repair.


Confidential US Comb 7/15/97              1                           DC/JOM
                                                                      ------
                                                                     Initials

5. This agreement will be automatically renewed for successive one year periods, unless written notice of cancellation is given by Licensee to IPS at least 60 days prior to the expiration of the contract period. The current yearly fee for maintenance is set forth below. This fee shall be billed by IPS to the Licensee or to the Licensee's distributor, at IPS' discretion. Fees are subject to change without notice.

6. Those Licensee's who are licensed through an authorized distributor of IPS may be billed by the authorized distributor.


Confidential US Comb 7/15/97              2                           DC/JOM
                                                                      ------
                                                                     Initials

                                                         EXHIBIT B TO SCHEDULE 1


                       CHECKFREE TOUCHTONE/BILL PAY PRICE LIST

I.   ONE TIME IMPLEMENTATION FEES (Reflected in Schedule 1 C.c)

          Single Platform Service (TouchTone or PC)    $17,500

II.  MONTHLY ACCOUNT MAINTENANCE FEES (Not reflected in Schedule 1)

             # OF                    TOUCHTONE SERVICE
          CUSTOMERS      (1) WITH C/S        (2) WITHOUT C/S
          -----------------------------------------------------------
            1 - 100         2.40             1.25
          101 - 250         2.30             1.15
          251 - 500         2.20             1.05
          501 - 1,000       2.10              .95
            1,001 +         2.00              .85

     (1) Price includes 7x24 hour Customer Service.
     (2) Remote On-Line Access Fees:
            One Time Remote Access Set-Up Fee  $2,500
            One Time Port Fee                  $1,500
            Monthly Fee                        $  500


III. TRANSACTION FEES (Not reflected in Schedule 1)

            ON-LINE BILL PAY    $.25 per Transaction
            OFF-LINE BILL PAY   $.29 per Transaction

IV.  OTHER FEES  (Not reflected in Schedule 1)

     1.   MONTHLY MINIMUMS* (Not reflected in Schedule 1)

          MONTH 1-3**    MONTH 4***   MONTH 5,6    MONTH 7-9    MONTH 10+
          ------------------------------------------------------------------
             n/a          free          $300         $600          $1,200

     * Monthly minimums are based upon an aggregate of Monthly Account Maintenance Fees (II), plus Transaction Fees (III).
     **   Month 1 begins on the date the contract has been signed.
     *** During Month 4, there will be no charge for Monthly Account Maintenance Fees or Transaction Fees and Monthly Minimums will be waived. All other applicable fees (Training, Fulfillment Kits, Miscellaneous Fees, etc.) will be charged as normal.


IV.  OTHER FEES (Not reflected in Schedule 1)

     1.   MONTHLY MINIMUMS* (Not reflected in Schedule 1)

          MONTH 1-3**    MONTH 4***   MONTH 5,6    MONTH 7-9    MONTH 10+
          ------------------------------------------------------------------
             n/a          free          $300         $600          $1,200

     * Monthly minimums are based upon an aggregate of Monthly Account Maintenance Fees (II), plus Transaction Fees (III).
     **   Month 1 begins on the date the contract has been signed.


Confidential US Comb 7/15/97              1                           DC/JOM
                                                                      ------
                                                                     Initials

     *** During Month 4, there will be no charge for Monthly Account Maintenance Fees or Transaction Fees and Monthly Minimums will be waived. All other applicable fees (Training, Fulfillment Kits, Miscellaneous Fees, etc.) will be charged as normal.

     IV.  OTHER FEES CONTINUED (Not reflected in Schedule 1)

2.   COMMUNICATION FEES

          TouchTone                                                                $ .10 per minute
          (includes direct communication costs, maintenance and support)

     3.   SET UP FEES

          Customization of the CheckFree's voice response unit                     $  1,250

     4.   TRAINING

          Client does customer service                                             No Charge
               (requires mandatory three day training)

          CheckFree does customer service                                          No Charge
               (requires mandatory one day training)

          Follow-up training after the initial implementation:

                    At CheckFree                                                   $    500 per day
                    At Client's Site                                               $  1,500 first day
                                                                                   $    500 each additional day

     5.   FULFILLMENT MATERIALS

          Marketing Brochures, Applications, and Fulfillment Kits are provided by Fiserv Forms & Graphics. This material is Institution branded and customized to the institution's specifications. Prices are quoted on an individual basis.

          Inventory Control & Warehousing, Posting and Handling are provided by CheckFree. These costs are $1.50 per TouchTone Kit and $2.00 per PC Kit and are billed monthly based on the number of kits actually processed and delivered.

     6.   MISCELLANEOUS

          Optional CheckFree Monthly Statements (TouchTone only)                      $     .65 each
          New Merchant List                                                           $     .65 each
          Insufficient Funds Items:
               On-Line Transactions denied due to NSF                                 $     .25 each
               Off-Line Transactions denied due to NSF                                $    5.00
               (CheckFree processes NSF letter and re-tries next day)
          Stop Payments & Re-issue of Check                                           $   15.00
          Payment Cancellations Inside 4 Days                                         $   15.00
          Overnight Payment Delivery                                                  $   15.00
          Custom Programming/Testing                                                  $  150.00 per hour
          Database Scans (to identify bank's clients)                                 $  150.00 per request
          Custom VRU Development/Integration                                          $  150.00 per hour

NOTE: Pricing is valid only for Financial Institutions which are Fiserv Clients. Pricing and Terms of the contract will change if the Financial Institution changes its relationship with Fiserv.


Confidential US Comb 7/15/97              2                           DC/JOM
                                                                      ------
                                                                     Initials

                                                                         [LOGO]


LICENSE AND SERVICE AGREEMENT                       NO.  3810165
                                                         -------


SCHEDULE 2                                          THIRD PARTY HARDWARE AND
                                                    OPERATING SYSTEM SOFTWARE


1.   IBM HARDWARE AND OPERATING SOFTWARE:

A.   The following components make up the Computer System referred to in
     Schedule 1.

     Based upon the Client's current account volumes, on-line devices and branches listed below:

                   CURRENT VOLUMES      POTENTIAL VOLUMES
                   ---------------      -----------------
     Accounts            125,000             500,000
     On Line Devices         455                 600
     Branches                 26                  70

     Company recommends the following two IBM AS/400 with the understanding that once the potential volumes are reached an upgrade requirement will most likely occur.

          IBM HARDWARE & SOFTWARE - IBM AS/400, Model 510/2143 for Core Processing with 768 MB of Main Memory & 104.8 GB of Disk Storage (88 GB useable) including RAID 5 Disk Storage Protection and includes (Configuration CPBHI007):

          0044      -    Data Loss Protection
          2143      -    Model 510 Processor
          2609      -    EIA 232/V.24 Two-Line Adapter
          2613      -    V.35 One-Line Adapter
          2619      -    16/4MBPS Token-Ring HP
          2621      -    Removable Media Device
          2623      -    Six Line Communication Controller
          3154      -    (2) 128 MB Main Storage
          5051      -    8 Disk Unit Storage Expansion
          5540      -    Attach TwinAxal Workstation Controller
          6501      -    DASD Controller
          6512      -    (2) Disk Unit Controller for RAID
          6607      -    (24)419 GB Disk Unit
          7255      -    (2) Base 256 MB Main Storage
          7607      -    Disk Unit (4.19 GB)
          9245      -    Standard Battery Back-up
          9520      -    Base CD-ROM

Confidential Comb 7/30/97                 1                   DC/JOM
                                                            -----------
                                                             Initials

          9835      -    (3) V.24 Enhanced 50 ft. Cable
          9838      -    V.35 50 ft. Cable
          7857      -    Modem
          9348      -    Magnetic Tape Unit
          3590      -    Magnetic Tape Subsystem
          9309      -    Rack enclosure
          3486      -    HG3 Console Workstation


          IBM AS/400, Model 510/2143 PURCHASE TOTAL                                    $352,408


          The IBM AS/400, Model 510/2143 includes the following Operating
Software:

          5798      -    Pre Install Planning Manual
          5755      -    (2101) Operating System/400
          5755      -    (2108) Query for OS/400
          5755      -    (2111) DB2 QM & SQL for OS/400
          5755      -    (2112) ILE RPG for OS/400
          5755      -    (2125) Performance Tools for OS/400
          5755      -    (2126) Application Development Toolset for OS/400
          5755      -    (2129) TCP/IP Utilities
          5755      -    (2156) Performance Manager for OS/400
          5755      -    (2180) Client Access for OS/400
          5755      -    (2181) DOS with Extended Memory
          5755      -    (2182) OS/2 1.3
          5755      -    (2183) DOS
          5755      -    (2184) Windows 3.1
          5755      -    (2186) Optimized for OS/2
          5755      -    (2196) Windows 95 Client
          5755      -    (2210) Performance Tools Manager
          5755      -    (2924) Primary English U/L
          5755      -    (3410) CD ROM


          IBM AS/400, Model 510/2143 OPERATING SOFTWARE PURCHASE                       $163,200


          IBM HARDWARE & SOFTWARE - IBM AS/400, Model 400/2131 for ATM
          Processing with 96 MB of Main Memory & 17.7 GB of Disk Storage including RAID 5 Disk Storage Protection and includes (Configuration
          CPBHI004):

          0044      -    Data Loss Protection
          2131      -    Model 400 Processor
          2609      -    EIA 232/V.24 Two-Line Adapter
          2619      -    16/4MBPS Token-Ring HP
          2623      -    Six Line Communication Controller

Confidential Comb 7/30/97                 2                           DC/JOM
                                                                    -----------
                                                                     Initials

          3110      -    64 MB Main Storage
          6380      -    2.5 GB 1/4-Inch Cart Tape
          6501      -    Tape/Disk Device Controller
          6522      -    Disk Unit Controller for RAID
          6606      -    (8) 1.96 GB Disk Unit
          7000      -    Panel Key Lock Feature
          7117      -    Integrated Expansion Unit
          9242      -    Base Power Supply
          9520      -    Base CD-ROM
          9835      -    (7) V.24 Enhanced 50 ft. Cable
          7857      -    Modem
          9910      -    Exide Prestige Battery Pack
          3487      -    HG3 Console Workstation

          IBM AS/400, Model 400/2131 PURCHASE TOTAL                                    $ 59,779


          The IBM AS/400, Model 400/2131 includes the following Operating
Software:

          5798      -    Pre Install Planning Material
          5755      -    (2101) Operating System/400
          5755      -    (2112) ILE RPG for OS/400
          5755      -    (2126) Application Development Toolset for OS/400
          5755      -    (2129) TCP/IP Utilities
          5755      -    (2156) Performance Manager for OS/400
          5755      -    (2196) Windows 95 Client
          5755      -    (2924) Primary English U/L
          5755      -    (3410) CD ROM

          IBM AS/400, Model 510/2143 OPERATING SOFTWARE PURCHASE                       $ 16,600


          TOTAL IBM HARDWARE AND OPERATING SOFTWARE                                    $591,897
          Installation                                                                   $5,000
          Training                                                                          TBD
          LESS FISERV CBS DISCOUNT                                                     -$59,189
                                                                                       --------
          TOTAL                                                                        $537,798

B.   IBM HARDWARE AND SOFTWARE PAYMENT TIMETABLE

     The Amount Payable is due according to the following timetable:

----------------------------------------------------------------------
     Date                Event                   Amount Payable
----------------------------------------------------------------------
     TBD  25% Upon Execution of this Agreement    $134,450
----------------------------------------------------------------------
     TBD  Upon Delivery                           $403,348
----------------------------------------------------------------------

Confidential Comb 7/30/97                 3                           DC/JOM
                                                                    -----------
                                                                     Initials

C.   IBM MAINTENANCE SERVICES

     Effective Date for Maintenance Services only:  July 30, 1997
                                                    ---------------

   ----------------------------------------------------------------------
     MODULES:  IBM Hardware and Software described in Section A.
   ----------------------------------------------------------------------

     BASIC MAINTENANCE:  NOT APPLICABLE

   ----------------------------------------------------------------------

     SPECIAL MAINTENANCE:
     IBM will contract for and provided the following services:

          SSA 5 Year Maintenance - With Software Upgrade Protection
               $103,382 one time

   ----------------------------------------------------------------------

--------------------------------------------------------------------------------



     For and on Behalf of Client        By: /s/ David J. W. Chang
                                           -------------------------------------
                                        Name:  David J. W. Chang
                                             -----------------------------------
                                        Title:  SVP & Chief Information Officer
                                              ----------------------------------


     For and on Behalf of Company             By:  /s/ John E. O'Malley
                                                 -------------------------------
                                        Name:  John E. O'Malley
                                             -----------------------------------
                                        Title:  President CBS-USA
                                              ----------------------------------

Confidential Comb 7/30/97                 4                      DC/JOM
                                                               -----------
                                                                Initials

                                                                         [LOGO]


LICENSE AND SERVICE AGREEMENT           NO.    3810165
                                               -------


SCHEDULE 3                              BUSINESS REQUIREMENTS


Company:       FISERV SOLUTIONS, INC.

Client:        CENTRAL PACIFIC

Effective Date:     JULY 30, 1997
                    -------------


A.   The Business Requirements referred to in Section A are committed.

                                                                        ANNUAL         ANNUAL
                                                             COST     MAINTENANCE    INTEGRATION
                                                             ----     -----------    -----------
     LOANS
     *    INTERFACE TO MORTGAGEWARE, PSR0002772
               Modification Bid:                              0            0              0
               Work-Around: NA

     MISCELLANEOUS
     *    366 DAY INTEREST ACCRUAL FOR BOTH DEPOSITS
          AND LOANS, MODIFICATION TO BE INCLUDED IN
          BASE CBS IN 1999.  PSR0002776
               Modification Bid:                              0            0              0
               Work-Around: NA


B. The Business Requirements referred to in section B are not committed. Customer may elect to commit to part or all of the Business Requirements by notifying Company in writing. The cost estimates are committed to by Company until October 15, 1997.

                                                                                        ANNUAL         ANNUAL
                                                                           COST      MAINTENANCE    INTEGRATION
     ANNUAL BASE FEE FOR RETROFIT SERVICES                                    $0         $0           $16,000

     LOANS
     -----
     *  DETAILED YEAR END MORTGAGE LOAN STATEMENT. PSR0002787
          Modification Bid:                                               14,000      2,380               676
          Work-Around: Non-Detailed statement in base CBS

     *  MULTIPLE COLLATERAL THROUGH LOAN PLATFORM (CFI
        LASERPRO). PSR0002788
          Modification Bid:                                               10,000      1,700               338
          Work-Around: Manually enter additional collateral
            directly in CBS

     *  RECALCULATE PRINCIPAL, INTEREST AND ESCROW SPLITS FOR
        PAYMENT REVERSALS.  PSR0002789
          Modification Bid:                                               50,000      8,500             1,901
          Work-Around: Reapply payment splits as they
            previously were applied.

     *  ATTACH UP TO 99 ESCROWS TO AN INDIVIDUAL LOAN.
        PSR0002805
          Modification Bid:                                               10,000      1,750               250
          Work-Around: CBS supports up to 9 escrows per loan.

     *  CHANGE LOAN PAYMENT FOR FORCED PLACED INSURANCE.
        PSR0002790
          Modification Bid:                                               40,000      6,800             1,373
          Work-Around: Manually prompt CBS to generate
             a new payment plan.

Confidential Comb 7/24/97                 1                          DC/JOM
                                                                   -----------
                                                                    Initials

     *  AUTOMATE 1099-M15 FOR CONSTRUCTION LOANS.
        PSR0002803
          Modification Bid:                                               40,000      6,800              1,373
          Work-Around: Track 1099-manually.

     *  AUTOMATIC PRINTING OF ESCROW CHECKS THROUGH
        IPS ACCOUNTS PAYABLE.  PSR0002804
          Modification Bid:                                               57,200     14,960              1,795
          Work-Around: Generate escrow checks manually

     TIME
     ----
     *  EARLY DELIVERY OF ENHANCEMENT TO AUTOMATICALLY
        CALCULATE MINIMUM DISTRIBUTION FOR IRA. PSR0002779
          Modification Bid:                                               20,000      3,400              5,886
          Work-Around: Modification to be included in base
             CBS in first release of 1998, until then
             distribution can be calculated manually

     *  EARLY DELIVERY OF ENHANCEMENT TO AUTOMATIC PAYOUT
        FROM IRA BASED ON ACCOUNT BALANCE, INTEREST RATE OR
        AGE OF ACCOUNT.  PSR0002778
          Modification Bid:                                               50,000      8,500              2,534
          Work-Around: Modification to be included in
             base CBS in first release of 1998 until
             then account can be selected manually.

     *  PROCESSING STEP RATE CD.  PSR0002777
          Modification Bid:                                               28,000      4,760              1,373
          Work-Around: No work-around available, but
             Central Pacific is not offering this
             product today.

     ATM
     ---
     *  THE ATM SYSTEM NEEDS TO HANDLE TRANSACTION ROUTING
        BASED ON TRANSACTION CODE AND DUAL DES KEYS. PSR0002809
          Modification Bid:                                               6,160      1,232                154
          Work-Around: Re-issue all debit cards.

     MISCELLANEOUS
     -------------
     *  COMBINE UNLIMITED NUMBER OF ACCOUNTS INCLUDING CREDIT
        CARDS FOR RELATED SERVICES CHARGES. PSR0002809
          Modification Bid:                                              50,160     10,032              1,204
          Work-Around: CBS supports up to 5 accounts for
             related services charges.

     *  AUTOMATICALLY CHANGE PRODUCT TYPE OR FEE PLANS BASED
        ON CUSTOMERS AGE.  PSR0002808
          Modification Bid:                                              9,600      1,963                 232
          Work-Around: Manually maintain the customers
             accounts.

------------------------------------------------------------------------------------------------------------------------

     For and on Behalf of Client        By: /s/ David J. W. Chang
                                           -------------------------------------
                                        Name:  David J. W. Chang
                                             -----------------------------------
                                        Title: SVP and Chief Information Officer
                                              ----------------------------------

     For and on Behalf of Company       By:  /s/ John E. O'Malley
                                           -------------------------------------
                                        Name:  John E. O'Malley
                                             -----------------------------------
                                        Title:  President CBS-USA
                                              ----------------------------------


Confidential Comb 7/24/97                 2                       DC/JOM
                                                                -----------
                                                                 Initials

                                                                          [LOGO]

LICENSE AND SERVICE AGREEMENT      NO.  3810165
                                        -------

SCHEDULE 4                         PRELIMINARY PROJECT PLAN


Company:       FISERV

Client:        CENTRAL PACIFIC BANK

Effective Date:     JULY 30, 1997
                    ---------------


     IT IS ACKNOWLEDGED BY CUSTOMER AND COMPANY THAT TARGET CONVERSION DATES ARE AS FOLLOWS:

                             TBD FOR CENTRAL PACIFIC BANK


     A PROJECT PLAN WILL BE GENERATED TO REFLECT THESE DATES MUTUALLY AGREED UPON BY BOTH PARTIES.

===============================================================================


     For and on behalf of Client        By: /s/ David J. W. Chang
                                           -------------------------------------
                                        Name:  David J. W. Chang
                                             -----------------------------------
                                        Title: SVP and Chief Information Officer
                                              ----------------------------------


     For and on behalf of Company       By:  /s/ John E. O'Malley
                                           -------------------------------------
                                        Name:  John E. O'Malley
                                             -----------------------------------
                                        Title:  President CBS-USA
                                              ----------------------------------



Confidential Comb 11/29/95                1                           DC/JOM
                                                                    -----------
                                                                     Initials

                                                                         [LOGO]

LICENSE AND SERVICE AGREEMENT      NO.  3810165
                                        -------


SCHEDULE 5

                     CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

WITNESSETH:

WHEREAS Fiserv Solutions, Inc. (hereinafter called the "Company"), is the owner and licensor of certain computer software, and

WHEREAS, the Client has entered into a License Agreement for the use of the Company's Software System (as such items are defined therein), and

WHEREAS, the undersigned party (hereinafter called the "Consultant") desires access to certain confidential information of Company in order to fulfill its obligations to Client:

NOW THEREFORE, in consideration of Consultant's original and continuing access to Company's confidential information, Consultant agrees as follows:

===============================================================================
For purposes of this Agreement, "Confidential Information" shall mean information or material proprietary to the Company, which the Consultant develops or obtains knowledge or access through or as a result of the Consultant's relationship with the Company or its Client (including information conceived, originated, discovered or developed in whole or in part by the Consultant). The Confidential Information includes, but is not limited to, the following types of information (whether or not reduced to writing): discoveries, ideas, concepts, software in various stages of development, designs, drawings, specifications, techniques, models, data, source code, object code, documentation, diagrams, flow charts, research, development, processes, procedures, "know-how," marketing techniques and materials, marketing and development plans, customer names and other information related to customers, price lists, pricing policies and financial information. Confidential Information also includes any information described above which the Company obtains from another party and which it treats as proprietary or designates as Confidential Information. INFORMATION PUBLICLY KNOWN THAT IS GENERALLY EMPLOYED BY THE TRADE AT OR AFTER THE TIME
THE CONSULTANT FIRST LEARNS OF SUCH INFORMATION, OR GENERIC INFORMATION OR KNOWLEDGE WHICH THE CONSULTANT WOULD HAVE LEARNED IN THE COURSE OF SIMILAR EMPLOYMENT OR WORK ELSEWHERE IN THE TRADE, SHALL NOT BE DEEMED PART OF THE CONFIDENTIAL INFORMATION.

All notes, materials or records, of any kind, in any way incorporating or reflecting any of the Confidential Information shall belong exclusively to the Company and the Consultant agrees to turn over all copies of such materials in its control to the Company upon request or upon termination of its assignment to the Company.

The Consultant agrees during its assignment to the Company's Client and thereafter to hold in confidence and not to directly or indirectly reveal, report, publish, disclose or transfer any of the Confidential Information to any person or utilize any of the Confidential Information for any purpose, except in the course of its work for the Company's Client.

The Consultant agrees that any inventions, ideas or original works of authorship in whole or in part conceived or made by the Consultant during or after the term of the Company's assignment to the Company's Client which are made through the use of any of the Confidential Information shall belong exclusively to the Company and shall be considered part of the Confidential Information for purposes of this Agreement whether or not fixed in a tangible medium of expression. Without limiting the foregoing, the Consultant agrees that any such original works of authorship shall be deemed to be "works made for hire" of which the Company shall be deemed the author, provided that in the event and to the extent such works are determined not to constitute "works made for hire" as a matter of law, the Consultant hereby irrevocably assigns and transfers to the Company all rights, title, and interest in such works, including but not limited to Copyrights, patent rights, trade secrets industrial property rights, and moral rights and shall execute all documents reasonably requested by the Company for the purpose of registering such rights.

This Agreement shall be governed by and construed in accordance with the laws of Florida.

The Consultant agrees to the above terms, which terms constitute the entire agreement between the parties, and acknowledges receipt of a copy of this Agreement.

================================================================================

Consultant:

----------------------------------      ----------------------------------------
By                                      Address

----------------------------------      ----------------------------------------
Name

----------------------------------      ----------------------------------------
Title                                   Phone

     JULY 30, 1997
----------------------------------
Date


Confidential US Comb 7/23/97              1                          DC/JOM
                                                                   -----------
                                                                    Initials

                                                                         [LOGO]

ADDENDUM NO. 2 TO
COMPREHENSIVE BANKING SYSTEM
LICENSE AND SERVICE AGREEMENT           NO.  3810165
                                             -------


Between Central Pacific Bank, Honolulu, Hawaii ("Client") and Fiserv Solutions, Inc. ("Company").

PURPOSE
Client and Company wish to amend Agreement No. 3810165 with an effective Date of July 30, 1997 by replacing Schedule 2 - Third Party Hardware and Operating System Software with Addendum No. 2. Notwithstanding anything in that Agreement to the contrary, in the event of a conflict between the terms of the Agreement and this Addendum, the provisions of this Addendum shall take precedence.

SCHEDULE 2.1                                 THIRD PARTY HARDWARE AND OPERATING
                                             SYSTEM SOFTWARE

1.   IBM HARDWARE AND OPERATING SOFTWARE:

A.   The following components make up the Computer System referred to in
     Schedule 1.

     Based upon the Client's current account volumes, on-line devices and branches listed below:

                         CURRENT VOLUMES               POTENTIAL VOLUMES
                         ---------------               -----------------
     Accounts                125,000                       500,000
     On Line Devices             455                           600
     Branches                     26                            70

     Company recommends the following two IBM AS/400 with the understanding that once the potential volumes are reached an upgrade requirement will most likely occur.

          IBM HARDWARE & SOFTWARE - IBM AS/400, Model 620/2180 for Core Processing with 1024 MB of Main Memory & 120.2 GB of Disk Storage (103 GB useable) including RAID 5 Disk Storage Protection and includes:

          9406-620 AS/400  System Unit
            0024  -        9348-002 LCL
            0037  -        3590-B11 LCL
            0044  -        Data Loss Protection
            0333  -        V.24/EIA232 50 Ft ENH Cable
            0339  -        V.35 50 Ft Cable
            0351  -        (3) V.24/EIA232 50 Ft E PCI Cable
            2180  -        Model 620 Processor
            2629  -        LAN/WAN/Workstation IOP



Confidential Com 8/20/97                  1                           DC/JOM
                                                                      ------
                                                                     Initials

       2688  -      Optical Link processor
       2699  -      (2) Two-Line WAN I0A
       2726  -      PCI RAID Disk Controller
       2924  -      English
       3002  -      (6) 128 MB Main Storage
       5000  -      TSP Specify Code
       5023  -      Software Version V4R1
       5073  -      1063MBPS Sys Unit Exp Tower
       5507  -      Alternate IPL for 9348
       5520  -      Complete System Order
       6149  -      16/4MBPS Token Ring IOA
       6532  -      Raid Disk Unit Controller
       6534  -      (2) Magnetic Media Controller
       6813  -      (B) 8.58GB Disk Unit
       7128  -      DASD Expansion Unit
       8813  -      OPT Base 8.58GB Disk Unit
       9082  -      14 Ft Line Cord
       9083  -      Locking Line Cord Plug
       9331  -      Base PCI Exp Unit for SPD CDS
       9364  -      Base System Unit Expansion
       9720  -      Base PCI WAN/TWINAXIAL IOA
   9309-002  -      RACK Enclosure, 1.6 Meter
       9081  -      Non-Watertight Power Cord
       9171  -      General Purpose I/O Rack
   7857-017  -      Modem
       9348  -      Magnetic Tape Unit
       9068  -      Black Cover Feature
       9081  -      Non-Watertight Line Cord
       9834  -      4 Meter Cable
   3590-B11  -      Tape Drive w/RACL
       5112  -      12M SCSI Cable
       8001  -      1 Magazine
       8002  -      1 Cleaning Cartridge
       8130  -      30 Data Cartridges (Plant)
       9221  -      First B11 in Rack
       9400  -      Attached to AS/400
  3486-BG-3  -      Color, 3-Yr Warranty $300.00
       9122  -      122-Key Typewriter KBD
       9201  -      Tilt/Swivel Stand
     NAC-16  -      Hypercom Adapter w/(3) ATM Cards

     IBM AS/400, Model 620/2180 PURCHASE TOTAL                                         $360,844

Confidential Comb 8/20/97                 2                           DC/JOM
                                                                      ------
                                                                     Initials

     The IBM AS/400, Model 620/2180 includes the following Operating Software:

     5769-SS1  Operating System/400
     5769-XW1  AS400 Client Access Win Family
     5716-PW1  App Dev Toolset OS/400 V3
     5769-QU1  Query for AS/400
     5716-RG1  Int Lang Env (R) RPG OS/400 V3
     5716-PT1  Performance Tools OS/400 V3
     5755-AS5  V4 System Program Order

     IBM AS/400, Model 620/2180 OPERATING SOFTWARE PURCHASE                            $82,550

     IBM HARDWARE & SOFTWARE - IBM AS/400, Model 600/2135 for ATM Processing with 128 MB of Main Memory & 20.9 GB of Disk Storage including RAID 5 Disk Storage Protection and includes (Configuration CPBH1004):

     9406-600  -    AS/400E System Unit
         0044  -    Data Loss Protection
         0351  -    (7) V.24/EIA232 50 Ft. E PCI Cable
         2135  -    Model 600 Processor
         2721  -    (3) PCI Two-Line WAN IOA
         2724  -    PCI 16/4MBPS Token-Ring IOA
         2726  -    PCI Raid Disk Unit Controller
         2809  -    PCI LAN/WAN/Workstation IOP
         2924  -    English
         2961  -    240 Volt Power Cord
         3110  -    64MB Main Storage
         5000  -    TSP Specify Code
         5023  -    Software Version V4R1
         5520  -    Complete System Order
         6481  -    2.5GB 1/4-Inch Cart Tape
         6807  -    (4) 4.19GB Disk Unit
         9082  -    14 Ft Line Cord
         9083  -    Locking Line Cord Plug
         9707  -    Base 4.19GB Disk Unit
         9720  -    Base PCI WAN/Twinaxial IOA
     7857-017  -    Modem
     9910-B31  -    Unity/I Ext 3.0 KVA
         5000  -    TSP Specify
         6612  -    Battery Pack B30/B50
     3486-BG3  -    Color 3-Yr Warranty
         9122  -    122 Key Typewriter KBD
         9201  -    Tilt/Swivel Stand

     IBM AS/400, Model 600/2135 PURCHASE TOTAL                                         $79,530

Confidential Comb 8/20/97                 3                           DC/JOM
                                                                      ------
                                                                     Initials

     The IBM AS/400, Model 600/2135 includes the following Operating Software:

     5769-SS1  Operating System/400
     5716-PW1  App Dev Toolset OS/400 V3
     5716-RG1  Int Lang Env (R) RPG OS/400 V3
     5755-AS5  V4 System Program Order

     IBM AS/400, Model 600/2135 OPERATING SOFTWARE PURCHASE                            $4,500


     TOTAL IBM HARDWARE AND OPERATING SOFTWARE                                       $527,424
     Installation                                                                      $5,000
     Training                                                                             TBD
                                                                                     --------
     TOTAL                                                                           $532,424

     Color Monitor                                                                        600
                                                                                    ---------
                                                                                     $533,024

B.   IBM HARDWARE AND SOFTWARE PAYMENT TIMETABLE

     The Amount Payable is due according to the following timetable:

------------------------------------------------------
     Date      Event          Amount Payable
------------------------------------------------------
     TBD    25% Paid 7/30/97     $134,450
     TBD    Upon Delivery        $397,974

C.   IBM MAINTENANCE SERVICES

     Effective Date for Maintenance Services only:   Upon Delivery
                                                  ------------------

  ------------------------------------------------------------------
     MODULES:  IBM Hardware and Software described in Section A.
  ------------------------------------------------------------------

     BASIC MAINTENANCE:  NOT APPLICABLE


  ------------------------------------------------------------------

     SPECIAL MAINTENANCE:
     IBM will contract for and provided the following services:

          SSA 5 Year Maintenance - With Software Upgrade Protection

  ------------------------------------------------------------------

Confidential Comb 8/20/97                 4                           DC/JOM
                                                                      ------
                                                                     Initials

--------------------------------------------------------------------------------


     For and on Behalf of Client        By: /s/ David J. W. Chang
                                           -------------------------------------
                                        Name:  David J. W. Chang
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------


     For and on Behalf of Company       By:  /s/ John E. O'Malley
                                           -------------------------------------
                                        Name:  John O'Malley
                                             -----------------------------------
                                        Title:  President CBS-USA
                                              ----------------------------------

Confidential Comb 08/20/97                5                           DC/JOM
                                                                      ------
                                                                     Initials

                                     [LETTERHEAD]



October 21, 1998

Mr. Norman Osumi, Vice President
Manager, Systems & Programming
Central Pacific Bank
222 North School Street
Honolulu, Hawaii 96817

Subject:  Professional Services Agreement No's PSR 0003549

Dear Mr. Osumi,

Enclosed for your records are fully executed copies of the above referenced Professional Services Agreements, Schedule 2, 1M, and 1P.

We appreciate your business, and please don't hesitate to contact us should you require any further assistance.

Sincerely,

/s/ Tom Baum for

Kent Holtzclaw
Project Manager, Customization Services


cc:  Pam Rice - Fiserv, Orlando

[LOGO]



PROFESSIONAL SERVICES AGREEMENT    NO.  PSR0003549


SCHEDULE 2 - PSR0003549 - Additions to Property Tax Interface

BUSINESS REQUIREMENTS

TMK Functional Specification Provided by Central Pacific Bank - Hawaii


Company:  Fiserv

Client:  Central Pacific Bank

Effective Date:  10-07-1998

Location:  2601 Technology Drive, Orlando, FL 32804





     For and on Behalf of Client        By: Central Pacific Bank
                                           ------------------------------------
                                        Name:   /s/ Norman Osumi
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


     For and on Behalf of Company       By:  /s/ Jerra Willman
                                            -----------------------------------
                                        Name:  Jerra Willman
                                             ----------------------------------
                                        Title:  Manager, Customization Services
                                              ---------------------------------


Confidential ps bus 06/17/96           1

[LOGO]

PROFESSIONAL SERVICES AGREEMENT    NO. PSR0003549


SCHEDULE 1P - PSR0003549 - Additions to Property Tax Interface


Company:  Fiserv

Client:  Central Pacific Bank

The License Agreement is that Agreement number 3810165 between the parties dated: 07-30-97

Effective Date:  10-07-1998

Location:  2601 Technology Drive, Orlando, FL 32804

Workday:  eight hours equal one day

------------------------------------------------------------------------------------------------------------
                                                    Estimated Availability Dates
Project Type    Daily Rate     No. of   ---------------------------------------------------------
                                Days              From                       To
------------------------------------------------------------------------------------------------------------
  MD            $1,000.00       10      Scheduled upon receipt of     Scheduled upon receipt
                                        approved schedules            of approved schedules
------------------------------------------------------------------------------------------------------------

KEY TO PROJECT TYPES

------------------------------------------------------------------------------------------------------------
Project     Project Type Description        Personnel Grades       Comments
Type
------------------------------------------------------------------------------------------------------------
MD          Modification                    Programmer Analyst/   The project duration shall
                                            Financial Analyst     be based on time and
                                                                  materials and shall not exceed
                                                                  the indicated number of days
                                                                  by ten percent (10%) without
                                                                  the prior approval of Client.
------------------------------------------------------------------------------------------------------------
FO          Functional Specifications Only  Programmer Analyst/   Original estimates for
                                            Financial Analyst     this project exceed twenty-five
                                                                  days; a functional
                                                                  specification is necessary to
                                                                  prepare a project sizing to
                                                                  narrow the final estimate to
                                                                  an accuracy within a ten
                                                                  percent (10%) margin.  The
                                                                  project duration for preparing
                                                                  the functional specification
                                                                  is based on time and materials
                                                                  and shall not exceed fifteen
                                                                  (15) days without prior
                                                                  approval of Client.
------------------------------------------------------------------------------------------------------------
PO          Programming Only                Programmer Analyst    This project requires
                                                                  performance of system testing
                                                                  at Client location and may
                                                                  require participation of Client
                                                                  staff.
------------------------------------------------------------------------------------------------------------
CS          Consulting Only                 Programmer Analyst/   The project duration shall
                                            Financial Analyst     be based on time and
                                                                  materials and shall not exceed
                                                                  the indicated number of days
                                                                  without the prior approval of the
                                                                  client.
------------------------------------------------------------------------------------------------------------------------
MN          Modification; No System Test    Programmer Analyst/   This project adopts
                                            Financial Analyst     the same characteristics as
                                                                  the Modification (MD) with
                                                                  the exception that system
                                                                  testing is performed by
                                                                  Client, not Company.
------------------------------------------------------------------------------------------------------------------------

Confidential PS Proj 06/17/96             1

[LOGO]

PAYMENT TIMETABLE


The Amount Payable is due in lawful currency of US according to the following timetable:

-------------------------------------------------------------------------------------------------------
    DATE                 EVENT                                    AMOUNT PAYABLE
-------------------------------------------------------------------------------------------------------
Upon delivery       Additions to Property Tax Interface          $10,000.00
-------------------------------------------------------------------------------------------------------
Upon delivery       Modification Quote Fee - Credit              ($200.00)
-------------------------------------------------------------------------------------------------------
                    Invoice Amount                               $9,800.00 +/-10%
-------------------------------------------------------------------------------------------------------

     For and on Behalf of Client        By: Central Pacific Bank
                                           -------------------------------------
                                        Name:  /s/ Norman Osumi
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

     For and on behalf of Company       By:  /s/ Jerra Willman
                                            ------------------------------------
                                        Name:  Jerra Willman
                                             -----------------------------------
                                        Title:  Manager, Customization Services
                                              ----------------------------------

Confidential PS Proj 06/17/96             2

[LOGO]


MAINTENANCE AGREEMENT              NO. PSR0003549


SCHEDULE 1M - PSR0003549 - Additions to Property Tax Interface


Company:  Fiserv

Client:  Central Pacific Bank

The License Agreement is that Agreement number 3810165 between the parties dated: 7/30/97

Location: 2601 Technology Drive, Orlando, FL 32804

Workday:  eight hours equals one day

Effective Date:  one month following project delivery

Maintenance Fee: $2,000.00 payable in the lawful currency of US on the Effective Date above and annually thereafter.

--------------------------------------------------------------------------------
MODULES:
PSR0003549 - Additions to Property Tax Interface
--------------------------------------------------------------------------------

BASIC MAINTENANCE:
Maintenance coverage for the project shall be available on standard business days from 8:30 a.m. to 5:30 p.m.
--------------------------------------------------------------------------------

REGULATORY COMPLIANCE SERVICES:
Regulatory compliance maintenance is covered for this project and shall be scheduled based on a mutually acceptable date between the Company and Client.
--------------------------------------------------------------------------------

SPECIAL MAINTENANCE:
Integration services is excluded from this agreement unless otherwise specified within another agreement.
--------------------------------------------------------------------------------

ANNUAL INCREASE AMOUNT:
There may be an increase in the specified Maintenance Fee on each anniversary of the effective date. The Maintenance Fee shall not be increased by more than ten percent (10%) per year or the change in the US Department of Labor, Consumer Price Index for Urban Wage Earners and Clerical Workers, All Cities, (1982 = 100%) for the twelve month period preceding the anniversary date.
--------------------------------------------------------------------------------

This Schedule 1M replaces all previous Schedule 1M forms for the Agreement as of the Execution Date noted below.


     For and on behalf of Client        By: Central Pacific Bank
                                           -------------------------------------
                                        Name:  /s/ Norman Osumi
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


     For and on behalf of Company       By:  /s/ Jerra Willman
                                           -------------------------------------
                                        Name:  Jerra Willman
                                             -----------------------------------
                                        Title:  Manager, Customization Services
                                              ----------------------------------

                                        Execution Date:  10/20/98


Confidential PS Maint. 06/17/96                1

[LOGO]

PROFESSIONAL SERVICES AGREEMENT    NO. 3810165-ITS001


SCHEDULE 1

Company:  Fiserv, CIR, Inc.

Client:  Central Pacific Bank

The License Agreement is that Agreement number 3810165 between the parties dated: 7/30/97.

Effective Date:  July 1, 1998
This agreement will be in effect through June 30, 1999, and is not subject to termination until that time unless mutually agreed between Company and Client. This agreement may renew at the beginning of each year for a term of one year if mutually agreed between Company and Client. Any changes to this schedule will be disclosed 90 days prior to the renewal date.

Location:  2601 Technology Drive, Orlando, Florida 32804

Workday:  8 hours

Fee Structure:

Integration Services fee structure is based on a flat monthly retainer plus a per diem for actual Integration Activities performed (as defined in Schedule 2).

This fee schedule will be activated starting on the effective date contained in this schedule.


INTEGRATION SERVICES ANNUAL RETAINER:   $16,000.00

--------------------------------------------------------------------------------------------------
                                                                ESTIMATED AVAILABILITY DATES
   PERSONNEL      ESTIMATED        DAILY          MINIMUM      ---------------------------------
     GRADE         QUANTITY         RATE        NO. OF DAYS       FROM              TO
--------------------------------------------------------------------------------------------------
      IC        15 days (annual)  $1,200.00        5.00            TBD             TBD
--------------------------------------------------------------------------------------------------

KEY TO PERSONNEL GRADES

IC  INTEGRATION SERVICES COORDINATOR


Confidential PS                      Page 1 of 2                      DC/JW
                                                                      -----
                                                                     Initials

PAYMENT TIMETABLE


The Amount Payable is due in lawful currency of USA according to the following timetable:

----------------------------------------------------------------------------------
     DATE                EVENT                    AMOUNT PAYABLE
----------------------------------------------------------------------------------
Upon Billing           Annual Retainer           $16,000.00
Upon Billing           Integration Activities    TBD







-----------------------------------------------------------------------------------

For and on Behalf of Client        By: /s/ David Chang
                                       --------------------------------------
                                   Name:  David Chang
                                        -------------------------------------
                                   Title:  SVP
                                         ------------------------------------


For and on Behalf of Company       By:  /s/  Jerra Willman
                                       --------------------------------------
                                   Name:  Jerra Willman
                                        -------------------------------------
                                   Title:  Manager, Customization Services
                                         ------------------------------------

Confidential PS                      Page 2 of 2                      DC/JW
                                                                      -----
                                                                     Initials

[LOGO]


PROFESSIONAL SERVICES AGREEMENT    NO. 3810165-ITS01


SCHEDULE 2                    BUSINESS REQUIREMENTS


Company:  Fiserv, CIR, Inc.

Client:  Central Pacific Bank

Effective Date:  July 1, 1998


OVERVIEW:

The company will assign the client an Integration Coordinator, who will act as a project manager for all of the client's integration needs. This coordinator will be responsible for handling the client's communications and correspondence regarding CBS release retrofitting, including scheduling, coordination, consultation, and Additional Services as requested. The services provided and described below are inclusive of all CBS major and point releases. Bulletins, emergency code fixes, beta, contracted customer modifications, and pre-release code integration are not provided, unless otherwise specified in this Schedule or specifically requested by the client as an Additional Service.

The Client may submit any or all of their modifications for integration. The Company reserves the right to review and deem those modifications ineligible for integration. Integration is performed on a library by library basis and therefore, the Company may request that the Client segregate ineligible modifications outside of the libraries to be integrated. If for any reason a modification becomes ineligible for integration due to the nature of the CBS software enhancements, the Client will be notified of this occurrence. The Client will be responsible for securing the resources and any costs associated with the re-coding of the modification, unless the modification is under a CBS maintenance contract. Once re-coded the Client may have that software delivered to the Company for incorporation in the Integration Release as part of the Integration Activities.

SCHEDULING AND PREPARATION:

Upon determination of the estimated release dates by the Company, for major CBS releases, the Company will prepare an estimated schedule for the client and communicate that information along with a checklist of items that the client must perform and prepare for the integration activities. The Client will be responsible for ensuring that the information provided is supplied in a format usable by the Company. All changes to source code members or objects, by any party, must be tracked and incorporated into integrated source code member or object by the Client, from the date of data preparation until the production installation for all integration releases.

The Client will be responsible for validating that the estimated dates for the project meet their requirements and communicate any conflicts to the Company. An adjusted mutually agreed upon date will be determined based upon the clients requirements and the Company's resource availability.

If for any reason, the Company determine that it will be unable to meet the estimated dates for any release integration, the Client will be notified and given the adjusted dates as soon as the situation is identified and assessed.

All Client Confidential Information received from the Client will be for the explicit use of the integration activities unless other usage is granted by the Client either verbally or in writing.

INTEGRATION ACTIVITIES:

The following activities will occur during the Integration of the Clients Modifications for a CBS Release:

Confidential PS                      Page 1 of 2                      DC/JW
                                                                      -----
                                                                     Initials

- Match the Clients modified CBS members with the distributed CBS release and merge the modified CBS software into the modified member

- Identify and compile client specific objects that use CBS files and copybooks

- Identify and notify the Client of CBS members and objects in the modification libraries that are no longer used by CBS

- Review the program usage in the modification libraries to identify and notify the client of any obsolete members

-    Perform a parallel nightly processing for all major releases

- Balance the monetary reports produced in the parallel run and resolve any differences that are not due to the release content

- Provide Integration Release Instructions including pre and post installation considerations and summary of release installation steps.

The Client is responsible for the installation of this Integration release as well as the CBS release, unless otherwise specified in this Schedule or specifically requested by the client as an Additional Service. Integration testing activities are limited to the verification of monetary activity based on the test data supplied by the Client. Therefore, acceptance testing by the client is strongly suggested prior to production installation to ensure that prior release functionality still exists.


SUPPORT:

The Company will provide support of the integration release for a period of 30 days at no additional fee. After that time the hourly Integration Coordinator fee will be applicable. Support of the test and production installation of each release will also be provided. All support will be provided under the Fiserv Service Level Agreements in place at that time.

ADDITIONAL SERVICES:

Additional services are available upon request. If the need arises to utilize these services, the client should contact the Company to discuss these requirements and fee schedules. Typical additional services include, but are not limited to:
-    Release Installation               -    Extended Functional Testing
-    Environment creation               -    Software consolidation/Distribution
-    Library consolidation              -    Change Management Consultation
-    Modification review/itemization    -    Installation of "fixes" or CBS
                                             Bulletins


For and on Behalf of Client        By: /s/ David Chang
                                       --------------------------------------
                                   Name:  David Chang
                                        -------------------------------------
                                   Title:  SVP
                                         ------------------------------------


For and on Behalf of Company       By:  /s/  Jerra Willman
                                       --------------------------------------
                                   Name:  Jerra Willman
                                        -------------------------------------
                                   Title:  Manager, Customization Services
                                         ------------------------------------


Confidential PS                      Page 2 of 2                      DC/JW
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